AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2005

                            REGISTRATION NO. 2-81318
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                         PRE-EFFECTIVE AMENDMENT NO                    [ ]
                       POST-EFFECTIVE AMENDMENT NO. 33                 [X]
                                       AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                              AMENDMENT NO. 38                         [X]

                        (Check appropriate box or boxes)

                                   ----------

          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
          (Address and telephone number of principal executive offices)

                                   ----------

                             THOMAS C. CASTANO, ESQ.
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                   COPIES TO:

                          C. CHRISTOPHER SPRAGUE, ESQ. VICE PRESIDENT, CORPORATE
                        COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-6997

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 2, 2005 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ]  on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

  Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

                   QUALIFIED VARIABLE INVESTMENT PLAN[REGTM]

This prospectus describes a qualified individual variable annuity contract offered by The Prudential Insurance Company of America and the Prudential Qualified Individual Variable Contract Account (Prudential, We or Us).


The Qualified Variable Investment Plan offers a wide variety of investment choices, including a fixed interest rate option, and variable investment options that invest in the following underlying mutual fund portfolios managed by Prudential Investments LLC, an indirect wholly-owned subsidiary of Prudential Financial, Inc., under a manager-of-managers approach:

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Prudential Value Portfolio
Small Capitalization Stock  Portfolio
Stock Index Portfolio

ORD97110

                                                                    May 2, 2005


Please read this prospectus before purchasing a Qualified Variable Investment Plan contract, and keep it for future reference.



Prudential offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's contract value. The fees and charges under the annuity contract and the compensation paid to your representative may also be different among each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage.



The current prospectus for the underlying mutual funds contains important information about the investment options. When you invest in a variable investment option that is funded by a mutual fund, you should read the prospectus and keep it for future reference.



To learn more about the Qualified Variable Investment Plan, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Prudential also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can be obtained from the SEC's Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file number 2-81318.) You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Qualified Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 9 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



The Qualified Variable Investment Plan contract provides a bonus credit for purchase payments made during the first three contract years. Certain charges under the Qualified Variable Investment Plan are higher than those under variable annuities that do not offer a bonus. If you withdraw a purchase payment within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges.


The SEC has not determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


Investment in a variable annuity is subject to risk, including the possible loss of your money. An investment in the Qualified Variable Investment Plan is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


Qualified Variable Investment Plan is a registered mark of Prudential.

              Qualified Variable Investment Plan Variable Annuity

                               TABLE OF CONTENTS





                                                             Page
GLOSSARY ..............................................     ii
SUMMARY ...............................................      1
SUMMARY OF CONTRACT EXPENSES ..........................      4
EXPENSE EXAMPLES ......................................      6
1.  WHAT IS THE QUALIFIED VARIABLE
     INVESTMENT PLAN VARIABLE ANNUITY?.................      8
     Beneficiary ......................................      8
     Death Benefit ....................................      8
     Short Term Cancellation Right or "Free Look" .....      9
     Other Contracts ..................................      9
2.  WHAT INVESTMENT OPTIONS CAN I
     CHOOSE? ..........................................      9
     Variable Investment Options ......................      9
     Fixed Interest Rate Option .......................     10
     Transfers Among Options ..........................     11
     Dollar Cost Averaging ............................     11
     Scheduled Transactions ...........................     12
     Voting Rights ....................................     12
     Substitution .....................................     12
     Other Changes ....................................     12
3.  WHAT KIND OF PAYMENTS WILL I
     RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION) ..................................     12
     Payment Provisions ...............................     12
     Option 1: Life Annuity with 120 Payments
      (10 Years) Certain Option .......................     13
     Option 2: Interest Payment Option ................     13
     Option 3: Other Annuity Options ..................     13
     Tax Considerations ...............................     13
4.  WHAT IS THE 1% BONUS? .............................     14
5.  HOW CAN I PURCHASE A QUALIFIED
     VARIABLE INVESTMENT PLAN VARIABLE
     ANNUITY CONTRACT? ................................     14
     Purchase Payments ................................     14
     Allocation of Purchase Payments ..................     14
     Calculating Contract Value .......................     15


                                                             Page
6.  WHAT ARE THE EXPENSES ASSOCIATED
     WITH THE QUALIFIED VARIABLE
     INVESTMENT PLAN VARIABLE ANNUITY
     CONTRACT? ........................................     15
     Insurance Charges ................................     15
     Withdrawal Charge ................................     16
     Bonus Recapture ..................................     17
     Critical Care Access .............................     17
     Annual Contract Fee ..............................     17
     Taxes Attributable to Premium ....................     17
     Company Taxes ....................................     17
     Underlying Mutual Fund Fees ......................     17
7.  HOW CAN I ACCESS MY MONEY? ........................     18
     Withdrawals During the Accumulation Phase ........     18
     Automated Withdrawals ............................     18
     Suspension of Payments or Transfers ..............     18
8.  WHAT ARE THE TAX CONSIDERATIONS
     ASSOCIATED WITH THE QUALIFIED
     VARIABLE INVESTMENT PLAN VARIABLE
     ANNUITY CONTRACT? ................................     18
     Contracts Held By Tax Favored Plans ..............     18
     Types of Tax Favored Plans .......................     18
     Minimum Distribution Requirements and
      Payment Options .................................     21
     Penalty For Early Withdrawals ....................     21
     Withholding ......................................     21
     ERISA Disclosure/Requirements ....................     22
     Spousal Consent Rules for Retirement Plans--
      Qualified Contracts .............................     22
     Additional Information ...........................     23
     Taxes Paid By Prudential .........................     23
9.  OTHER INFORMATION .................................     23
     The Prudential Insurance Company of America ......     23
     The Separate Account .............................     23
     Sale and Distribution of the Contract ............     23
     Litigation .......................................     24
     Assignment .......................................     25
     Exchange Offer for Certain Contract Owners .......     25
     Financial Statements .............................     26
     Statement of Additional Information ..............     26
     Householding .....................................     26
     Accumulation Unit Values .........................     27

              Qualified Variable Investment Plan Variable Annuity

                                   GLOSSARY


We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

Accumulation Phase. The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.
Annuitant. The person whose life determines how long the contract lasts and the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, the owner becomes the annuitant.
Annuity Date. The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.
Beneficiary. The person(s) or entity you have chosen to receive a death benefit.
Bonus. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."

Business Day. A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


Cash Value. The total value of your contract minus any applicable charges or fees.
Co-Annuitant. The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.
Contract Date. The date we accept your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.
Contract Owner, Owner, or You. The person entitled to the ownership rights under the contract.

Contract Value. This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

Death Benefit. If a death benefit is payable, the beneficiary you designate will receive, depending on the age of the annuitant at death, either the contract value or the total invested purchase payments reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation.

Fixed Interest Rate Option. An investment option that offers a fixed rate of interest for a one-year period.
Good Order. An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.
Income Options. Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

              Qualified Variable Investment Plan Variable Annuity

Income Phase. The period during which you receive income payments under the contract.
Prudential Annuity Service Center. For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.
Purchase Payments. The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.
Separate Account. Purchase payments allocated to the variable investment options are held by us in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.
Statement of Additional Information. A document containing certain additional information about the Qualified Variable Investment Plan variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Tax Deferral. This is a way to generally increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See Section 8. "What Are The Tax Considerations Associated With The Qualified Variable Investment Plan Variable Annuity Contract?"
Variable Investment Option. When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

              Qualified Variable Investment Plan Variable Annuity

SUMMARY
For a more complete discussion of the following topics, see the corresponding section in the prospectus.

1. WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Qualified Variable Investment Plan variable annuity is designed for use in connection with various retirement arrangements. These retirement arrangements receive favorable federal income tax benefits which are fully explained in
Section 8, "What Are The Tax Considerations Associated With The Qualified Variable Investment Plan?" The contract is between your employer (the owner) and us (the insurance company). Under certain circumstances the contract is directly between you and the insurance company. The contract provides a way of accumulating your savings by investing on a tax-deferred basis in the variable investment options which are associated with portfolios of The Prudential Series Fund, Inc., (Series Fund). There is also a fixed interest rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including the Prudential Series Fund Money Market Portfolio variable investment option.


The fixed interest rate option offers a guaranteed interest rate. While your money is allocated to this option, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

You may make up to 4 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate option.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are generally taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender, and the payout option you select.

We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

Free Look. If you change your mind about owning the Qualified Variable Investment Plan contract, you may cancel your contract within 10 days after receiving it (or whatever time period is required by applicable law).

Other Contracts. This prospectus describes the Qualified Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the SAI.

              Qualified Variable Investment Plan Variable Annuity

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?
You can invest your money in any of the following variable investment options:

                       THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as your variable investment options.

                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio
                              Jennison Portfolio
                            Money Market Portfolio
                          Natural Resources Portfolio
                          Prudential Value Portfolio
                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio

Depending upon market conditions, you may earn or lose money in any of these investment options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Accumulation unit values for the subaccounts corresponding to the Series Fund appear at the end of this prospectus.

You may also invest your money in the fixed interest rate option.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
      (ANNUITIZATION)
If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan.

4. WHAT IS THE 1% BONUS?
We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.

Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Qualified Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your representative) with the costs under the Qualified Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Qualified Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus.

We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Qualified Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Qualified Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.


5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

If you purchase this contract under a retirement plan, your purchase payment would be made through payroll deduction or a similar arrangement with your employer. You must make at least $300 in purchase payments during any 12 month period. If you purchase this contract outside of an

              Qualified Variable Investment Plan Variable Annuity


employer sponsored retirement plan, your purchase payments must be a minimum of $100. You must get our approval for any purchase payment (e.g., a rollover) of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval.


6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?
The contract has insurance features and investment features, both of which have related costs and charges. Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $10,000 at that time. This charge is currently no more than $30. We do not impose the contract maintenance charge if your contract value is $10,000 or more. For insurance and administrative costs, we also deduct an annual charge based on the average daily value of all assets allocated to the variable investment options. The daily cost is equivalent to an annual charge of 1.20%. This charge is not assessed against amounts allocated to the fixed interest rate investment option.

There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax which can range from 0-3.5% of your contract value.


There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 0.84% of fund assets.


During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-8%.

7. HOW CAN I ACCESS MY MONEY?
You may withdraw money at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary from the date that each purchase payment was made. After the eighth contract anniversary, there is no charge for a withdrawal of that purchase payment. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well.


8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?
Your earnings are generally not taxed until withdrawn. If you are younger than age 59 1/2 when you withdraw money, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. If you have made after tax contributions to your contract, a portion of the payments you receive during the income phase may be considered a partial return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.


9. OTHER INFORMATION
This contract is issued by The Prudential Insurance Company of America (Prudential) and sold by registered representatives of affiliated and unaffiliated broker/dealers.

              Qualified Variable Investment Plan Variable Annuity

                         SUMMARY OF CONTRACT EXPENSES



The purpose of this summary is to help you to understand the costs you will pay for the Qualified Variable Investment Plan variable annuity contract. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.


For more detailed information, including additional information about current and maximum charges, see Section 6, "What Are The Expenses Associated With The Qualified Variable Investment Plan Variable Annuity Contract?" The Series Fund prospectus contains detailed information about the underlying mutual funds.



                                           Number of Contract Anniversaries
Contract Owner Transaction Expenses    Since the Date of Each Purchase Payment
------------------------------------- -----------------------------------------
     Withdrawal Charge(1):            0     8% plus return of 1% bonus
                                      1     7% plus return of 1% bonus
                                      2     6% plus return of 1% bonus
                                      3     5% plus return of 1% bonus
                                      4     4% plus return of 1% bonus
                                      5     3% plus return of 1% bonus
                                      6     2% plus return of 1% bonus
                                      7     1% plus return of 1% bonus
                                      8     0%
     Charge For Premium Tax
     Imposed On Us By Certain
     States/Jurisdictions:            Up to 3.5% of contract value

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.
     Maximum Annual Contract
     Fee and Full Withdrawal Fee(2):   ................. $30.00




Separate Account Annual Expenses
       As a percentage of the average account value in the variable investment options.

       Mortality and Expense Risks:    ................... 1.20%


--------------------------------------------------------------------------------

(1) Withdrawal charges are imposed only on purchase payments. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access option (see Section 6). Withdrawal charges are also waived when a death benefit is paid.


(2) This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

              Qualified Variable Investment Plan Variable Annuity

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from variable investment options, including management fees, distribution and/or service fees and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each variable investment option's fees and expenses is contained in the underlying Series Fund prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Mutual fund expenses are not fixed or guaranteed by the Prudential Qualified Variable Investment Plan contract, and may vary from year to year.

--------------------------------------------------------------------------------


                                                 MINIMUM      MAXIMUM
                                                ---------   ----------
Total Annual Mutual Fund Operating Expenses     0.38%       0.84%

              Qualified Variable Investment Plan Variable Annuity

                               EXPENSE EXAMPLES

--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.


The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the variable investment options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

--------------------------------------------------------------------------------
Example 1 - If You Withdraw Your Assets

Example 1 assumes that:

o you invest $10,000 in the Qualified Variable Investment Plan;
o you allocate all of your assets to the variable investment option having the maximum total operating expenses;
o you withdraw all your assets at the end of the time period indicated;
o your investment has a 5% return each year; and
o the underlying mutual fund's total operating expenses remain the same each year.


Example 2 - If You Do Not Withdraw Your Assets
Example 2 assumes that:

o you invest $10,000 in the Qualified Variable Investment Plan;
o you allocate all of your assets to the variable investment option having the maximum total operating expenses;
o you do not withdraw any of your assets at the end of the time period indicated;
o your investment has a 5% return each year; and
o the underlying mutual fund's total operating expenses remain the same each year.


                 Example 1:                                 Example 2:
        IF YOU WITHDRAW YOUR ASSETS              IF YOU DO NOT WITHDRAW YOUR ASSETS
-------------------------------------------   ----------------------------------------
1 YR       3 YRS       5 YRS       10 YRS      1 YR     3 YRS     5 YRS       10 YRS
-------------------------------------------   ----------------------------------------
$935       $1,203      $1,498      $2,450      $215     $663      $1,138      $2,450


--------------------------------------------------------------------------------


These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


Notes for Expense Examples:

              Qualified Variable Investment Plan Variable Annuity

The values shown in the 10 year column are the same for Example 1 and Example
2. This is because after 10 years, we would no longer deduct withdrawal charges when you make a withdrawal, or when you begin the income phase of your contract.


The examples use an average annual contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2005. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.079% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Premium taxes are not reflected in these examples. We deduct a charge to approximate premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option. A table of accumulation unit values appears at the end of Section 9 of this prospectus.

              Qualified Variable Investment Plan Variable Annuity

1. What is the Qualified Variable Investment Plan Variable Annuity?
The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us). Under certain circumstances, the contract is directly between you and the insurance company.

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.

The Qualified Variable Investment Plan is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options as well as a fixed interest rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund portfolio(s) you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Qualified Variable Investment Plan also contains a fixed interest rate option. This option offers an interest rate that is guaranteed by us for one year and will be at least 3% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

Beneficiary

The beneficiary is the person(s) or entity you designate to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies by making a written request to us.


Death Benefit
If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the designated beneficiary. We require proof of death to be submitted promptly.

This is how the amount of the death benefit is calculated:

If the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.

              Qualified Variable Investment Plan Variable Annuity

Here is an example of how the death benefit is calculated:

Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000, but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the current value of the contract.

Death benefits payable under a qualified plan generally must be distributed by December 31 of the fifth year after the annuitant's date of death. However, if the beneficiary chooses an annuity payment option and if the annuity payments begin within one year of the date of death, the death benefit may be distributed over the beneficiary's life expectancy.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

Short Term Cancellation Right or "Free Look"

If you change your mind about owning the Qualified Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. The amount of your refund will be determined by applicable state law.


To the extent dictated by law, we will include in your refund the amount of any fees and charges that we deducted.

Other Contracts
This prospectus describes the Qualified Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o payout options;

o sales charges on withdrawals;

o determination of payments to a beneficiary; and

o determination of the amount of monthly variable annuity payments.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the SAI.


2. What Investment Options Can I Choose?

The contract gives you the choice of allocating your purchase payments to any of the variable investment options, or a fixed interest rate option. The variable investment options invest in The Prudential Series Fund, Inc. portfolios. The Prudential Series Fund, Inc. has a separate prospectus. You should read The Prudential Series Fund, Inc. prospectus before you decide to allocate your assets to a variable investment option using that fund.


Variable Investment Options

Listed below are The Prudential Series Fund, Inc. (Series Fund) portfolios which are available as variable investment options. Each portfolio has a different investment objective.

o Conservative Balanced Portfolio

o Diversified Bond Portfolio

o Equity Portfolio


o Flexible Managed Portfolio (invests in a mix of equities, debt, and money market instruments)


o Global Portfolio

o Government Income Portfolio

o High Yield Bond Portfolio


o Jennison Portfolio (invests primarily in equity securities of major, established corporations)

              Qualified Variable Investment Plan Variable Annuity

o Money Market Portfolio

o Natural Resources Portfolio

o Prudential Value Portfolio

o Small Capitalization Stock Portfolio

o Stock Index Portfolio

The Series Fund is managed by Prudential Investments LLC (PI), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), through subadvisers that PI employs by using a "manager-of-managers" approach.


The subadvisers, which have day-to-day responsibility for managing the portfolios, are subject to the oversight of PI using a manager-of-managers approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Series Fund portfolio are listed below.

Jennison Associates LLC (Jennison), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global, Jennison, Natural Resources and Prudential Value Portfolios. Jennison also serves as subadviser to a portion of the Equity Portfolio.

Prudential Investment Management, Inc. (PIM), also an indirect wholly-owned subsidiary of Prudential Financial, serves as sole subadviser to the Diversified Bond, Government Income, High Yield Bond and Money Market Portfolios. PIM also serves as subadviser to a portion of each of the Conservative Balanced and Flexible Managed Portfolios.

Quantitative Management Associates LLC (QMA), a wholly owned subsidiary of PIM, serves as the sole subadviser to the Small Capitalization Stock and Stock Index Portfolios. QMA also serves as subadviser to a portion of each of the Conservative Balanced and Flexible Managed Portfolios.


GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

As detailed in the Series Fund Prospectus, although the Prudential Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

An affiliate of each of the portfolios may compensate Prudential based upon an annual percentage of the average assets held in the portfolio by Prudential under the contracts. These percentages may vary by portfolio, and reflect administrative and/or support services we provide. Currently, Prudential receives 0.05% annually for providing those services.


In addition, the investment adviser, subadviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms' registered representatives and creating marketing material discussing the contract and the available options.


Fixed Interest Rate Option
We also offer a fixed interest rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will be at least 3%. A new interest rate period is established every time you allocate or transfer money into the fixed interest rate option. You may have money allocated in more than one interest rate period at the same

              Qualified Variable Investment Plan Variable Annuity

time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time.

Payments allocated to the fixed interest rate option become part of Prudential's general assets.


Transfers Among Options
We allow you to transfer money among the mutual fund investment options, and from the mutual fund investment options to the fixed interest rate option, but we have the contractual right to limit you to as few as four such transfers each contract year. If we decide to impose this four-transfer limit, we will notify you in advance. We currently impose a different yearly limitation on the manner in which we will accept your transfer requests. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as dollar cost averaging.


Frequent transfers involving the mutual fund investment options in response to short-term fluctuations in markets, sometimes called "market timing," can affect a portfolio manager's ability to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transactions costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers. Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.


The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone, electronically or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following unauthorized telephone instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.



You can make transfers out of the fixed interest rate option only during the 30-day period following your contract anniversary date.

The maximum amount you may transfer from the fixed interest rate option is limited to the greater of:

o 25% of the amount allocated to the fixed interest rate option; or

o $2,000.


Dollar Cost Averaging
The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By investing amounts on a regular schedule instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your

              Qualified Variable Investment Plan Variable Annuity

purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required.

Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will occur on the same date each month as your DCA start date, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day. If processing the transfer on the next business day would result in the transaction occuring in the subsequent calendar year, then we will process the transaction on the preceding business day.

Any dollar cost averaging transfers you make are not counted toward the maximum number of transfers you are allowed each year. This feature is available only during the contract accumulation phase.



Scheduled Transactions
Scheduled transactions include transfers under dollar cost averaging, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.



Voting Rights
We are the legal owner of the shares in the underlying mutual funds, used by the variable investment options. However, we vote the shares according to voting instructions received from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

Substitution
We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing portfolios. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.



Other Changes
We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.


3. What Kind of Payments Will I Receive During the Income Phase?
      (Annuitization)


Payment Provisions
Under the terms of the currently offered contract, annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the SAI for further details.

You should be aware that generally under most tax-favored plans, you must begin receiving

              Qualified Variable Investment Plan Variable Annuity

payments by age 70 1/2. See Section 8, "What Are The Tax Considerations Associated With the Qualified Variable Investment Plan Contract?"

We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another permissible date.


As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.



Option 1. Life Annuity With 120 Payments (10 Years) Certain Option
Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will be at least 3.5% a year.


Option 2. Interest Payment Option
Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.

Generally this option will not satisfy minimum distribution requirements.

Option 3. Other Annuity Options
We currently offer a variety of other annuity options not described above, including a qualified joint and survivor option. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.


Tax Considerations

If your contract is held under a tax favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(a) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal

              Qualified Variable Investment Plan Variable Annuity

law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

4. What is the 1% Bonus?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest rate option.


The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of the associated purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.


5. How Can I Purchase a Qualified Variable Investment Plan Variable Annuity Contract?

Purchase Payments


Under a retirement plan, purchase payments are made through payroll deduction or a similar arrangement with an employer. These payments must total at least $300 during any 12-month period. If you purchase the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100, with a maximum contribution equal to the maximum amount allowed by law. See Section 8, "What Are the Tax Considerations Associated with the Qualified Variable Investment Plan Variable Annuity Contract?" for additional information regarding the maximum amounts allowed by law. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date. You must get our approval for any initial and additional purchase payment (e.g., a rollover) of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 68 or younger on the contract date (age 80, if you have elected a minimum distribution option or other, comparable IRS election).



Allocation of Purchase Payments

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options and the fixed interest rate option, based on the percentages you choose. When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.

              Qualified Variable Investment Plan Variable Annuity

Calculating Contract Value
The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. adding up the total amount of money allocated to a specific investment option;

     2. subtracting from that amount insurance charges and any other charges such as taxes; and

     3.   dividing this amount by the number of outstanding accumulation units.


When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts at the end of
Section 9 of this prospectus give you more detailed information about the accumulation units of the variable investment options associated with the Series Fund.


We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract allocated to the fixed interest rate option.

6. What are the Expenses Associated with the Qualified Variable Investment Plan Variable Annuity Contract?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


Insurance Charges
Each day, we make a deduction for insurance charges as follows:

The mortality risk portion of the insurance charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the insurance charge is for our assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

              Qualified Variable Investment Plan Variable Annuity

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest rate option.

If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from the charges. The mortality and expense risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

Withdrawal Charge
During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.


You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Under these annuity contracts, withdrawals may be made prior to age
59 1/2 if you leave your job, die or are permanently disabled. Annuity contracts used for IRAs or SEPs are not subject to restrictions on the right to withdraw, but are subject to income tax and may also be subject to a tax penalty for withdrawals prior to age 59 1/2. For a complete discussion of these contracts, please refer to Section 8 of this prospectus, "What Are The Tax Considerations Associated With The Qualified Individual Variable Investment Plan Variable Annuity Contract?"


The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.


Each contract year, you can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis. Even if not subject to surrender charges, withdrawals will still have tax consequences and may be subject to a 10% tax penalty. Please refer to Section 8 of this prospectus. "What Are The Tax Considerations Associated With The Qualified Individual Variable Investment Plan Annuity Contract?"

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.


                       Number of Contract Anniversaries
                    Since the Date of Each Purchase Payment

                   0.......................................................8%
                   1.......................................................7%
                   2.......................................................6%
                   3.......................................................5%
                   4.......................................................4%
                   5.......................................................3%
                   6.......................................................2%
                   7.......................................................1%
                   8.......................................................0%

If you are 81 or older when you make your purchase payment, your surrender charges for that payment will be lower.

              Qualified Variable Investment Plan Variable Annuity

Bonus Recapture
The bonus amount associated with a purchase payment will be recaptured if you withdraw the associated purchase payment within eight contract anniversaries after the payment was made. The bonus amount will be withdrawn in the same proportion as the purchase payments being withdrawn. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.


Critical Care Access
We will allow you to withdraw money from the contract and will waive any withdrawal charge and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.


Annual Contract Fee
During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.


Taxes Attributable to Premium
There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


Company Taxes

We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liablity. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.



Underlying Mutual Fund Fees

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in

              Qualified Variable Investment Plan Variable Annuity


addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 0.84% of fund assets. For additional information about these fund fees, please consult the Series Fund prospectus.



7. How Can I Access My Money?
You can access your money by:

o making a withdrawal (either partial or full), or

o choosing to receive annuity payments during the income phase.


Withdrawals During the Accumulation Phase
When you make a full or partial withdrawal, you will receive the value of your contract, minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be made proportionately from all of the variable investment options as well as the fixed interest rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract would be reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order at the Prudential Annuity Service Center. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.

Income taxes, tax penalties, withdrawal charges, and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see
Section 8 of this prospectus.


Automated Withdrawals


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $300.


Income taxes, tax penalties, withdrawal charges and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 8 of this prospectus.

Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists, as determined by the SEC, during which sales of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

     4. The SEC, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or process any transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

     8. What are the Tax Considerations Associated with the Qualified Variable Investment Plan Variable Annuity Contract?

The discussion is general in nature and describes only federal income tax law (not state

              Qualified Variable Investment Plan Variable Annuity

or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice.

Contracts Held By Tax Favored Plans
The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax-favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).


Types of Tax Favored Plans


IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. You may purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA or as a current year contribution. In 2005 the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter.


The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax-favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o    You cannot sell, assign or pledge the contract, other than to Prudential;

o The annual contribution you pay cannot be greater than the maximum amount allowed

              Qualified Variable Investment Plan Variable Annuity

     by law, including catch-up contributions if applicable (which does not include any rollover amounts);

o The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


o    Death and annuity payments must meet "minimum distribution requirements."


Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


o    A 10% "early distribution penalty";


o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


o    Failure to take a minimum distribution.


SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

o If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
     (a) $42,000 in 2005 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2005, this limit is $210,000;

o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o SEPs for small employers permit salary deferrals up to $14,000 in 2005 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation.

You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $14,000 in 2005. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $4,000 in 2005, increasing to $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

o    Your attainment of age 59 1/2;

o    Your severance of employment;

o    Your death;

o    Your total and permanent disability; or

o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

              Qualified Variable Investment Plan Variable Annuity

These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Minimum Distribution Requirements and Payment Option


If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.



Penalty for Early Withdrawals



You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:

o    the amount is paid on or after you reach age 59 1/2 or die;

o    the amount received is attributable to your becoming disabled; or

o the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding
Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

o    For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be

              Qualified Variable Investment Plan Variable Annuity

withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA Disclosure/Requirements
ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 6, "What Are The Expenses Associated With The Qualified Variable Investment Plan Variable Annuity Contract?"

Information about sales representatives and commissions may be found under
Section 9, "Other Information" and "Sale And Distribution Of The Contract."


In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.


Spousal Consent Rules for Retirement
Plans--Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b)
Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income

              Qualified Variable Investment Plan Variable Annuity

option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information
For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" attached to this prospectus.


Taxes Paid by Prudential
Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the imposition of these taxes upon Prudential that are attributable to the account may result in a corresponding charge against the account.

9. Other Information

The Prudential Insurance Company of America
The Prudential Insurance Company of America (Prudential) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

The Separate Account
We have established a separate account, the Prudential Qualified Individual Variable Contract Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the Statement of Additional Information.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of the National Association of Securities Dealers, Inc. (NASD).


Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 6.0%. Alternative compensation schedules are available that provide a lower initial

              Qualified Variable Investment Plan Variable Annuity

commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.


In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. Further information regarding these arrangements is provided in the Statement of Additional Information which is available upon request.


You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different annuity that is not eligible for that compensation.


Litigation
Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential and proceedings that are typical of the businesses in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, Prudential Financial and certain of its subsidiaries, including Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General's Office, the Securities and Exchange Commission, the Connecticut Attorney General's Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. We may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. We are cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair

              Qualified Variable Investment Plan Variable Annuity


dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs' motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other Prudential entities, who invested in Enron's commercial paper. The complaint alleges that Enron's October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. In September 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians. In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. The trial is scheduled for September 2005.

Prudential's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.



Assignment

Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.



Exchange Offer for Certain Contract Owners

In past years, we have permitted contract owners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

Financial Statements

The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.


              Qualified Variable Investment Plan Variable Annuity

Statement of Additional Information

Contents:

o Company
o Further Information Regarding Previously Offered Qualified Individual Variable Investment Plan Contracts
o Distribution of the Contract

o Payments Made to Promote Sale of Our Products

o Allocation of Initial Purchase Payment
o Experts
o Federal Tax Status

o Financial Information

Householding



To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

                           ACCUMULATION UNIT VALUES
         THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                       (Condensed Financial Information)

                                                                                        SUBACCOUNTS
                                                                       ---------------------------------------------
                                                                                       Money Market
                                                                       ---------------------------------------------
                                                                          01/01/04       01/01/03        01/01/02
                                                                             to             to              to
                                                                          12/31/04       12/31/03        12/31/02
                                                                       -------------- -------------- ---------------
1. Accumulation unit value at beginning of period ....................  $      2.439   $      2.448   $       2.440
2. Accumulation unit value at end of period ..........................         2.435          2.439           2.448
3. Number of accumulation units outstanding at end of period .........    19,754,526     26,438,969      36,058,012
                                                                       ----------------------------------------------
                                                                                        Diversified Bond
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      4.291   $      4.040   $       3.819
2. Accumulation unit value at end of period ..........................         4.477          4.291           4.040
3. Number of accumulation units outstanding at end of period .........    19,360,260     21,323,387      23,322,720

                                                                       ---------------------------------------------
                                                                                             Equity
                                                                       ---------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      7.513   $      5.775   $       7.526
2. Accumulation unit value at end of period ..........................         8.160          7.513           5.775
3. Number of accumulation units outstanding at end of period .........    54,251,911     59,516,449      68,064,078

                                                                       ----------------------------------------------
                                                                                      Flexible Managed
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                              to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      5.041   $      4.122   $       4.780
2. Accumulation unit value at end of period ..........................         5.516          5.041           4.122
3. Number of accumulation units outstanding at end of period .........    83,057,508     91,205,812     105,390,737

                                                                       -----------------------------------------------

                                                                                         SUBACCOUNTS
                                                                       ------------------------------------------------
                                                                                         Money Market
                                                                       ------------------------------------------------
                                                                           01/01/01        01/01/00        01/01/99
                                                                              to              to              to
                                                                           12/31/01        12/31/00        12/31/99
                                                                       --------------- --------------- ---------------
1. Accumulation unit value at beginning of period ....................  $       2.372   $       2.260   $       2.179
2. Accumulation unit value at end of period ..........................          2.440           2.372           2.260
3. Number of accumulation units outstanding at end of period .........     35,419,305      33,006,449      45,896,939
                                                                        ----------------------------------------------
                                                                                        Diversified Bond
                                                                        ----------------------------------------------

                                                                             01/01/01        01/01/00        01/01/99
                                                                              to              to              to
                                                                             12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       3.613   $       3.332   $       3.397
2. Accumulation unit value at end of period ..........................          3.819           3.613           3.332
3. Number of accumulation units outstanding at end of period .........     23,417,774      22,164,638      27,626,950
                                                                         ---------------------------------------------
                                                                                             Equity
                                                                         ---------------------------------------------
                                                                            01/01/01        01/01/00        01/01/99
                                                                              to              to              to
                                                                            12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       8.574   $       8.402   $       7.559
2. Accumulation unit value at end of period ..........................          7.526           8.574           8.402
3. Number of accumulation units outstanding at end of period .........     74,402,156      83,330,100     100,845,742
                                                                       ----------------------------------------------
                                                                                      Flexible Managed
                                                                       ----------------------------------------------
                                                                            01/01/01        01/01/00        01/01/99
                                                                              to              to              to
                                                                            12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       5.129   $       5.266   $       4.944
2. Accumulation unit value at end of period ..........................          4.780           5.129           5.266
3. Number of accumulation units outstanding at end of period .........    114,712,313     131,231,266     163,083,280
                                                                        ---------------------------------------------

                                                                                         SUBACCOUNTS
                                                                       ------------------------------------------------
                                                                                         Money Market
                                                                       ------------------------------------------------
                                                                           01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                           12/31/98        12/31/97        12/31/96
                                                                       --------------- --------------- ---------------
1. Accumulation unit value at beginning of period ....................  $       2.092   $       2.008   $       1.931
2. Accumulation unit value at end of period ..........................          2.179           2.092           2.008
3. Number of accumulation units outstanding at end of period .........     42,185,333      42,127,659      51,204,795

                                                                        ----------------------------------------------
                                                                                      Diversified Bond
                                                                        ----------------------------------------------

                                                                          01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       3.208   $       2.990   $       2.899
2. Accumulation unit value at end of period ..........................          3.397           3.208           2.990
3. Number of accumulation units outstanding at end of period .........     32,226,526      33,970,626      38,483,488
                                                                          ---------------------------------------------
                                                                                                Equity
                                                                          ---------------------------------------------
                                                                            01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       6.996   $       5.680   $       4.850
2. Accumulation unit value at end of period ..........................          7.559           6.996           5.680
3. Number of accumulation units outstanding at end of period .........    122,166,242     136,204,888     142,993,051
                                                                          ----------------------------------------------
                                                                                           Flexible Managed
                                                                          ----------------------------------------------
                                                                             01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       4.540   $       3.895   $       3.469
2. Accumulation unit value at end of period ..........................          4.944           4.540           3.895
3. Number of accumulation units outstanding at end of period .........    194,529,908     222,907,582     245,530,247
                                                                        ---------------------------------------------


                                                                         SUBACCOUNTS
                                                                       ---------------
                                                                        Money Market
                                                                       ---------------
                                                                           01/01/95
                                                                              to
                                                                           12/31/95
                                                                       ---------------
1. Accumulation unit value at beginning of period ....................  $       1.847
2. Accumulation unit value at end of period ..........................          1.931
3. Number of accumulation units outstanding at end of period .........
                                                                   --------------------------
                                                                       Diversified Bond
                                                                   --------------------------

                                                                            01/01/95
                                                                              to
                                                                            12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       2.430
2. Accumulation unit value at end of period ..........................          2.899
3. Number of accumulation units outstanding at end of period .........


                                                                        ---------------
                                                                            Equity
                                                                        ---------------

                                                                             01/01/95
                                                                               to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       3.738
2. Accumulation unit value at end of period ..........................          4.850
3. Number of accumulation units outstanding at end of period .........


                                                                        ------------------
                                                                         Flexible Managed
                                                                        ------------------
                                                                             01/01/95
                                                                               to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       2.828
2. Accumulation unit value at end of period ..........................          3.469
3. Number of accumulation units outstanding at end of period .........  -------------
                                                                          249,259,101

The financial statements of the Account are in the Statement of Additional Information.

                           ACCUMULATION UNIT VALUES
         THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                 (Condensed Financial Information) (Continued)

                                                                                        SUBACCOUNTS
                                                                       ---------------------------------------------
                                                                                   Conservative Balanced
                                                                       ---------------------------------------------
                                                                          01/01/04       01/01/03        01/01/02
                                                                             to             to              to
                                                                          12/31/04       12/31/03        12/31/02
                                                                       -------------- -------------- ---------------
1. Accumulation unit value at beginning of period ....................  $      4.492   $      3.827   $       4.255
2. Accumulation unit value at end of period ..........................         4.795          4.492           3.827
3. Number of accumulation units outstanding at end of period .........    85,341,839     94,540,214     110,716,579

                                                                       ----------------------------------------------
                                                                                      High Yield Bond
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      2.554   $      2.067   $       2.061
2. Accumulation unit value at end of period ..........................         2.784          2.554           2.067
3. Number of accumulation units outstanding at end of period .........    12,796,279     13,901,406      14,248,454

                                                                       ----------------------------------------------
                                                                                        Stock Index
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      4.389   $      3.465   $       4.507
2. Accumulation unit value at end of period ..........................         4.790          4.389           3.465
3. Number of accumulation units outstanding at end of period .........    54,079,045     58,510,885      65,746,684

                                                                       ----------------------------------------------
                                                                                      Prudential Value
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      4.752   $      3.755   $       4.870
2. Accumulation unit value at end of period ..........................         5.462          4.752           3.755
3. Number of accumulation units outstanding at end of period .........    31,266,485     33,577,636      38,502,961

                                                                       ----------------------------------------------
                                                                                     Natural Resources
                                                                       ----------------------------------------------
                                                                            01/01/04       01/01/03        01/01/02
                                                                               to             to              to
                                                                            12/31/04       12/31/03        12/31/02
                                                                       -------------   ------------   -------------
1. Accumulation unit value at beginning of period ....................  $      5.719   $      4.164   $       3.544
2. Accumulation unit value at end of period ..........................         7.074          5.719           4.164
3. Number of accumulation units outstanding at end of period .........    13,312,390     13,394,372      14,393,173
                                                                       ---------------------------------------------

                                                                                         SUBACCOUNTS
                                                                       ------------------------------------------------
                                                                                    Conservative Balanced
                                                                       ------------------------------------------------
                                                                           01/01/01        01/01/00        01/01/99
                                                                              to              to              to
                                                                           12/31/01        12/31/00        12/31/99
                                                                       --------------- --------------- ---------------
1. Accumulation unit value at beginning of period ....................  $       4.394   $       4.469   $       4.238
2. Accumulation unit value at end of period ..........................          4.255           4.394           4.469
3. Number of accumulation units outstanding at end of period .........    124,680,214     145,571,738     180,390,575
                                                                       -----------------------------------------------

                                                                       ------------------------------------------------
                                                                                       High Yield Bond
                                                                       ------------------------------------------------

                                                                             01/01/01        01/01/00        01/01/99
                                                                                to              to              to
                                                                             12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       2.095   $       2.302   $       2.227
2. Accumulation unit value at end of period ..........................          2.061           2.095           2.302
3. Number of accumulation units outstanding at end of period .........     15,342,664      17,066,323      22,149,881
                                                                       -----------------------------------------------
                                                                       -----------------------------------------------
                                                                                          Stock Index
                                                                       -----------------------------------------------

                                                                            01/01/01        01/01/00        01/01/99
                                                                               to              to              to
                                                                             12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       5.185   $       5.768   $       4.842
2. Accumulation unit value at end of period ..........................          4.507           5.185           5.768
3. Number of accumulation units outstanding at end of period .........     72,257,480      82,073,212      87,982,261
                                                                          -------------------------------------------
                                                                       ----------------------------------------------
                                                                                      Prudential Value
                                                                       ----------------------------------------------

                                                                             01/01/01        01/01/00        01/01/99
                                                                               to              to              to
                                                                             12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       5.032   $       4.406   $       3.963
2. Accumulation unit value at end of period ..........................          4.870           5.032           4.406
3. Number of accumulation units outstanding at end of period .........     42,351,187      44,850,945      54,727,336
                                                                        ---------------------------------------------

                                                                       ----------------------------------------------
                                                                                     Natural Resources
                                                                       ----------------------------------------------

                                                                            01/01/01        01/01/00        01/01/99
                                                                                to              to              to
                                                                             12/31/01        12/31/00        12/31/99
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       3.988   $       2.931   $       2.032
2. Accumulation unit value at end of period ..........................          3.544           3.988           2.931
3. Number of accumulation units outstanding at end of period .........     14,516,741      15,093,664      15,795,474
                                                                        ---------------------------------------------


                                                                                         SUBACCOUNTS
                                                                       ------------------------------------------------
                                                                                    Conservative Balanced
                                                                       ------------------------------------------------
                                                                           01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                           12/31/98        12/31/97        12/31/96
                                                                       --------------- --------------- ---------------
1. Accumulation unit value at beginning of period ....................  $       3.839   $       3.424   $       3.077
2. Accumulation unit value at end of period ..........................          4.238           3.839           3.424
3. Number of accumulation units outstanding at end of period .........    212,050,954     241,343,777     266,987,208
                                                                        ---------------------------------------------

                                                                       -----------------------------------------------
                                                                                          High Yield Bond
                                                                       -----------------------------------------------


                                                                            01/01/98        01/01/97        01/01/96
                                                                                to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       2.308   $       2.053   $       1.865
2. Accumulation unit value at end of period ..........................          2.227           2.308           2.053
3. Number of accumulation units outstanding at end of period .........     27,511,819      28,839,212      29,828,106

                                                                       -----------------------------------------------
                                                                                            Stock Index
                                                                       -----------------------------------------------

                                                                           01/01/98        01/01/97        01/01/96
                                                                              to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       3.816   $       2.907   $       2.401
2. Accumulation unit value at end of period ..........................          4.842           3.816           2.907
3. Number of accumulation units outstanding at end of period .........     89,752,143      89,281,291      83,246,633
                                                                        ---------------------------------------------
                                                                        ----------------------------------------------
                                                                                       Prudential Value
                                                                        ----------------------------------------------

                                                                             01/01/98        01/01/97        01/01/96
                                                                                to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       4.108   $       3.044   $       2.530
2. Accumulation unit value at end of period ..........................          3.963           4.108           3.044
3. Number of accumulation units outstanding at end of period .........     67,240,900      68,401,048      65,617,658
                                                                        ---------------------------------------------

                                                                       ----------------------------------------------
                                                                                      Natural Resources
                                                                       ----------------------------------------------

                                                                            01/01/98        01/01/97        01/01/96
                                                                               to              to              to
                                                                             12/31/98        12/31/97        12/31/96
                                                                        -------------   -------------   -------------
1. Accumulation unit value at beginning of period ....................  $       2.481   $       2.840   $       2.196
2. Accumulation unit value at end of period ..........................          2.032           2.481           2.840
3. Number of accumulation units outstanding at end of period .........     19,843,969      26,401,911      26,504,833
                                                                        ---------------------------------------------

                                                                         SUBACCOUNTS
                                                                       ---------------
                                                                        Conservative
                                                                           Balanced
                                                                       ---------------
                                                                           01/01/95
                                                                              to
                                                                           12/31/95
                                                                       ---------------
1. Accumulation unit value at beginning of period ....................  $       2.655
2. Accumulation unit value at end of period ..........................          3.077
3. Number of accumulation units outstanding at end of period .........  -------------

                                                                        ---------------
                                                                        High Yield Bond
                                                                        ---------------
                                                                             01/01/95
                                                                              to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       1.605
2. Accumulation unit value at end of period ..........................          1.865
3. Number of accumulation units outstanding at end of period .........  -------------

                                                                        ---------------
                                                                          Stock Index
                                                                        ---------------
                                                                            01/01/95
                                                                               to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       1.772
2. Accumulation unit value at end of period ..........................          2.401
3. Number of accumulation units outstanding at end of period .........  -------------

                                                                       -------------------
                                                                         Prudential Value
                                                                       -------------------
                                                                            01/01/95
                                                                              to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       2.104
2. Accumulation unit value at end of period ..........................          2.530
3. Number of accumulation units outstanding at end of period .........  -------------

                                                                       -----------------
                                                                       Natural Resources
                                                                       -----------------
                                                                             01/01/95
                                                                              to
                                                                             12/31/95
                                                                        -------------
1. Accumulation unit value at beginning of period ....................  $       1.751
2. Accumulation unit value at end of period ..........................          2.196
3. Number of accumulation units outstanding at end of period .........  -------------
                                                                           23,280,453

The financial statements of the Account are in the Statement of Additional Information.

                           ACCUMULATION UNIT VALUES
         THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                 (Condensed Financial Information) (Continued)

                                                                                  SUBACCOUNTS
                                                                  --------------------------------------------
                                                                                     Global
                                                                  --------------------------------------------
                                                                     01/01/04       01/01/03       01/01/02
                                                                        to             to             to
                                                                     12/31/04       12/31/03       12/31/02
                                                                  -------------- -------------- --------------
1. Accumulation unit value at beginning of period ...............  $      2.253   $      1.701   $      2.300
2. Accumulation unit value at end of period .....................         2.440          2.253          1.701
3. Number of accumulation units outstanding at end of period ....    32,301,322     35,185,101     39,078,977
                                                                  ---------------------------------------------
                                                                                Government Income
                                                                  ---------------------------------------------
                                                                       01/01/04       01/01/03       01/01/02
                                                                        to             to             to
                                                                       12/31/04       12/31/03       12/31/02
                                                                  -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.601   $      2.568   $      2.320
2. Accumulation unit value at end of period .....................         2.650          2.601          2.568
3. Number of accumulation units outstanding at end of period ....    22,314,191     26,842,592     28,868,105
                                                                  --------------------------------------------
                                                                                     Jennison
                                                                  --------------------------------------------
                                                                       01/01/04       01/01/03       01/01/02
                                                                        to             to             to
                                                                       12/31/04       12/31/03       12/31/02
                                                                  -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.026   $      1.574   $      2.307
2. Accumulation unit value at end of period .....................         2.195          2.026          1.574
3. Number of accumulation units outstanding at end of period ....    68,892,341     74,146,291     83,337,216
                                                                  ---------------------------------------------
                                                                           Small Capitalization Stock
                                                                  ---------------------------------------------
                                                                       01/01/04       01/01/03       01/01/02
                                                                        to             to             to
                                                                       12/31/04       12/31/03       12/31/02
                                                                  -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.540   $      1.859   $      2.212
2. Accumulation unit value at end of period .....................         3.063          2.540          1.859
3. Number of accumulation units outstanding at end of period ....    30,997,217     31,206,939     33,523,912
                                                                  --------------------------------------------
                                                                                           SUBACCOUNTS
                                                                  -------------------------------------------------------------
                                                                                             Global
                                                                  -------------------------------------------------------------
                                                                     01/01/01        01/01/00       01/01/99       01/01/98
                                                                        to              to             to             to
                                                                     12/31/01        12/31/00       12/31/99       12/31/98
                                                                  -------------- --------------- -------------- --------------
1. Accumulation unit value at beginning of period ...............  $      2.825   $       3.472   $      2.370   $      1.917
2. Accumulation unit value at end of period .....................         2.300           2.825          3.472          2.370
3. Number of accumulation units outstanding at end of period ....    42,184,092      48,256,461     42,332,925     44,432,955
                                                                     --------------------------------------------------------
                                                                                           Government Income
                                                                     ---------------------------------------------------------

                                                                       01/01/01        01/01/00       01/01/99       01/01/98
                                                                        to              to             to             to
                                                                       12/31/01        12/31/00       12/31/99       12/31/98
                                                                   ------------   -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.172   $       1.949   $      2.027   $      1.881
2. Accumulation unit value at end of period .....................         2.320           2.172          1.949          2.027
3. Number of accumulation units outstanding at end of period ....    22,918,359      22,871,862     31,209,489     38,187,837
                                                                    ---------------------------------------------------------
                                                                                              Jennison
                                                                    ----------------------------------------------------------
                                                                     01/01/01        01/01/00       01/01/99       01/01/98
                                                                        to              to             to             to
                                                                       12/31/01        12/31/00       12/31/99       12/31/98
                                                                   ------------   -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.856   $       3.497   $      2.489   $      1.832
2. Accumulation unit value at end of period .....................         2.307           2.856          3.497          2.489
3. Number of accumulation units outstanding at end of period ....    91,955,549     104,619,412     78,722,086     50,420,102
                                                                   ------------------------------------------------------------
                                                                                     Small Capitalization Stock
                                                                   ------------------------------------------------------------
                                                                      01/01/01        01/01/00       01/01/99       01/01/98
                                                                        to              to             to             to
                                                                       12/31/01        12/31/00       12/31/99       12/31/98
                                                                   ------------   -------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      2.120   $       1.902   $      1.708   $      1.742
2. Accumulation unit value at end of period .....................         2.212           2.120          1.902          1.708
3. Number of accumulation units outstanding at end of period ....
                                                                   -----------------------------------------------------------

                                                                                  SUBACCOUNTS
                                                                  --------------------------------------------
                                                                                     Global
                                                                  --------------------------------------------
                                                                     01/01/97       01/01/96       01/01/95
                                                                        to             to             to
                                                                     12/31/97       12/31/96       12/31/95
                                                                  -------------- -------------- --------------
1. Accumulation unit value at beginning of period ...............  $      1.814   $      1.533   $      1.339
2. Accumulation unit value at end of period .....................         1.917          1.814          1.533
3. Number of accumulation units outstanding at end of period ....    51,481,170     50,862,779
                                                                  ----------------------------------------------
                                                                  ---------------------------------------------
                                                                                Government Income
                                                                  ---------------------------------------------

                                                                       01/01/97       01/01/96       01/01/95
                                                                          to             to             to
                                                                       12/31/97       12/31/96       12/31/95
                                                                   ------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      1.736   $      1.719   $      1.456
2. Accumulation unit value at end of period .....................         1.881          1.736          1.719
3. Number of accumulation units outstanding at end of period ....    39,604,005     50,735,981
                                                                  -----------------------------------------------
                                                                  -----------------------------------------------
                                                                                      Jennison
                                                                  -----------------------------------------------

                                                                      01/01/97       01/01/96       05/01/95*
                                                                        to             to             to
                                                                       12/31/97       12/31/96       12/31/95
                                                                   ------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      1.408   $      1.245   $      1.009
2. Accumulation unit value at end of period .....................         1.832          1.408          1.245
3. Number of accumulation units outstanding at end of period ....    34,004,121     21,901,003
                                                                   ----------------------------------------------
                                                                  ------------------------------------------------
                                                                               Small Capitalization Stock
                                                                  ------------------------------------------------
                                                                      01/01/97       01/01/96       05/01/95*
                                                                          to             to             to
                                                                       12/31/97       12/31/96       12/31/95
                                                                   ------------   ------------   ------------
1. Accumulation unit value at beginning of period ...............  $      1.408   $      1.190   $      1.002
2. Accumulation unit value at end of period .....................         1.742          1.408          1.190
3. Number of accumulation units outstanding at end of period ....                                   3,599,798
                                                                  -----------------------------------------------

*Commencement of Business
The financial statements of the Account are in the Statement of Additional Information.

              Qualified Variable Investment Plan Variable Annuity




           PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION
           THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL
           ANNUITY DESCRIBED IN PROSPECTUS ORD97110 (05/2005).



                     -----------------------------------
                               (print your name)








                     -----------------------------------
                                   (address)








                     -----------------------------------
                             (city/state/zip code)


                                MAILING ADDRESS:
                       PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. BOX 7960
                             Philadelphia, PA 19176

STATEMENT OF ADDITIONAL INFORMATION


May 2, 2005


INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF THE
PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT






      The Individual Variable Annuity Contract (the contract) of The Prudential Qualified Individual Variable Contract Account (the account) is a variable annuity contract issued by The Prudential Insurance Company of America (Prudential). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code. Purchase payments made through payroll deduction or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under certain forms of the contract). Prudential currently accepts subsequent purchase payments below these minimum amounts. We reserve the right to again require a $100 minimum at some future date. However, we currently impose a minimum of $100 with respect to additional premium payments made through electronic fund transfers.

      This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 2, 2005, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.



                  The Prudential Insurance Company of America
                               751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

QVIP1B

                                   CONTENTS




                                                                                    Page
OTHER INFORMATION CONCERNING THE ACCOUNT
    Company ......................................................................   1
    Further Information Regarding Previously Offered Qualified Individual Variable
     Investment Plan Contracts ...................................................   1
    Distribution of the Contract .................................................   3
    Payments Made to Promote Sale of Our Products ................................   3
    Allocation of Initial Purchase Payment .......................................   5
    Experts ......................................................................   5
    Financial Statements .........................................................   5
FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
 CONTRACT ACCOUNT ................................................................  A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
 COMPANY OF AMERICA AND SUBSIDIARIES .............................................  B-1
DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT OF
 MONTHLY VARIABLE ANNUITY PAYMENTS ...............................................  C-1

                                    COMPANY


The Prudential Insurance Company of America (Prudential) is a stock insurance company founded in 1875 under the Laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.



               FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
            QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN CONTRACTS


Annuity Options Under the WVA-83 and QVIP-84 Contracts

If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

If you are covered under a tax-deferred annuity subject to Section 403(b) of the Internal Revenue Code of 1986 (Code) and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contractowner (with respect to post-1986 benefit accruals) or any other contractowner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.

Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each,
(1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.

1. Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. Life Annuity with 120 Payments (10 Years) Certain. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. Joint and Survivor Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. Annuity Certain. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must be equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. Other Annuity Options. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.


Differences Under the WVQ-83 Contract

The descriptions of The Prudential Qualified Individual Variable Investment Plan Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the QVIP-84 contract and the WVQ-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVQ-83 contract and the two later forms of the contract are set forth below.

   1. Sales Charges on Withdrawals . . . Under the WVQ-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn.

   2. Determination of Minimum Amount Payable to a Beneficiary . . . Under the WVQ-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payments you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the QVIP-84 contract and the VIP-86 contract).

   3. Modification of Sentence on page C-1 of the Statement of Additional Information . . . The second sentence in the next to last paragraph under section B, "Determination of the Amount of Monthly Variable Annuity Payment", as it applies to the WVQ-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Annuity Units."

   4. Determination of Amount of Monthly Variable Annuity Payments . . . Under the WVQ-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.


                         DISTRIBUTION OF THE CONTRACT



Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2004, 2003 and 2002, $6,302,867, $6,238,679 and $7,121,096 respectively, were paid to PIMS for its services as principal underwriter. During 2004, 2003 and 2002, PIMS retained none of these commissions.


As discussed in the prospectus, Prudential pays commissions with respect to sales of the contracts according to one or more schedules, and also may pay non-cash compensation. In addition, Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS


In an effort to promote the sale of our products (which may include the placement of Prudential and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that Prudential pays which are broadly defined as follows:


o Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential/Prudential affiliate annuity products that were sold through the firm (or its affiliated broker/dealers).

o Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential/Prudential affiliate annuity products sold through the firm (or its affiliated broker/dealers).

o Fixed payments: These types of payments are made directly to, or in sponsorship of, the firm (or its affiliated broker/dealers) for many different types of arrangements. Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The range amount of these payments varies widely, because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

As of May 2, 2005, Pruco Securities, LLC (a Prudential Financial affiliate), received payment of more than $10,000 under one or more of these types of arrangements, and/or was expected to receive such payment during the current calendar year. These payments are in connection with products issued by Prudential and its affiliates, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

                    ALLOCATION OF INITIAL PURCHASE PAYMENT


As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. Upon receiving the minimum initial purchase payment, we will thereafter credit your purchase payment in accordance with your instructions.


                                    EXPERTS



The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Prudential Qualified Individual Variable Contract Account as of December 31, 2004 and for each of the two years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             FINANCIAL STATEMENTS


The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                     MONEY       DIVERSIFIED                          FLEXIBLE        CONSERVATIVE
                                                    MARKET          BOND            EQUITY            MANAGED           BALANCED
                                                   PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------------  -------------    --------------    --------------    --------------
ASSETS
  Investment in the portfolios, at value ....  $  48,108,000    $  86,681,113    $  442,720,548    $  458,125,279    $  409,223,506
  Receivable from The Prudential
    Insurance Company of America ............              0                0                 0                 0            43,933
                                               -------------    -------------    --------------    --------------    --------------
  Net Assets ................................  $  48,108,000    $  86,681,113    $  442,720,548    $  458,125,279    $  409,267,439
                                               =============    =============    ==============    ==============    ==============

NET ASSETS, REPRESENTING:
  Accumulation units ........................  $  48,108,000    $  86,681,113    $  442,720,548    $  458,125,279    $  409,223,506
  Contracts in payout (annuitization) period               0                0                 0                 0            43,933
                                               -------------    -------------    --------------    --------------    --------------
                                               $  48,108,000    $  86,681,113    $  442,720,548    $  458,125,279    $  409,267,439
                                               =============    =============    ==============    ==============    ==============

  Units outstanding .........................     19,754,526       19,360,260        54,251,911        83,057,508        85,341,839
                                               =============    =============    ==============    ==============    ==============

  Portfolio shares held .....................      4,810,800        7,684,496        19,844,041        27,631,199        27,100,894
  Portfolio net asset value per share .......  $       10.00    $       11.28    $        22.31    $        16.58    $        15.10
  Investment in portfolio shares, at cost ...  $  48,108,000    $  83,582,586    $  415,408,690    $  422,449,533    $  379,455,920




STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                                 SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                  MONEY           DIVERSIFIED                         FLEXIBLE        CONSERVATIVE
                                                 MARKET              BOND             EQUITY           MANAGED          BALANCED
                                                PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                             ---------------    ---------------    -------------    -------------    --------------
INVESTMENT INCOME
  Dividend income .........................  $       540,571    $     3,898,613    $   5,409,217    $   6,474,146    $    8,106,676
                                             ---------------    ---------------    -------------    -------------    --------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk .......          645,364          1,052,733        5,132,869        5,328,901         4,871,937
                                             ---------------    ---------------    -------------    -------------    --------------

NET INVESTMENT INCOME (LOSS) ..............         (104,793)         2,845,880          276,348        1,145,245         3,234,739
                                             ---------------    ---------------    -------------    -------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received ....                0                  0                0                0         2,425,978
  Realized gain (loss) on shares redeemed .                0            (24,431)      (8,073,285)      (1,215,301)          695,777
  Net change in unrealized gain (loss)
    on investments ........................                0            900,642       43,303,683       40,387,605        20,185,504
                                             ---------------    ---------------    -------------    -------------    --------------

NET GAIN (LOSS) ON INVESTMENTS ............                0            876,211       35,230,398       39,172,304        23,307,259
                                             ---------------    ---------------    -------------    -------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .................  $      (104,793)   $     3,722,091    $  35,506,746    $  40,317,549    $   26,541,998
                                             ===============    ===============    =============    =============    ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
  HIGH YIELD          STOCK                           NATURAL                         GOVERNMENT                          SMALL
     BOND             INDEX            VALUE         RESOURCES         GLOBAL           INCOME         JENNISON      CAPITALIZATION
   PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO     STOCK PORTFOLIO
--------------   --------------   --------------   -------------   --------------    -------------   -------------   ---------------

$  35,619,210    $  259,032,679   $  170,765,663   $  94,172,781   $   78,813,287    $  59,129,036   $ 151,204,222   $   94,955,016

             0                0                0               0                0                0               0                0
--------------   --------------   --------------   -------------   --------------    -------------   -------------   --------------
$   35,619,210   $  259,032,679   $  170,765,663   $  94,172,781   $   78,813,287    $  59,129,036   $ 151,204,222   $   94,955,016
==============   ==============   ==============   =============   ==============    =============   =============   ==============


$   35,619,210   $  259,032,679   $  170,765,663   $  94,172,781   $   78,813,287    $  59,129,036   $ 151,204,222   $   94,955,016
             0                0                0               0                0                0               0                0
--------------   --------------   --------------   -------------   --------------    -------------   -------------   --------------
$   35,619,210   $  259,032,679   $  170,765,663   $  94,172,781   $   78,813,287    $  59,129,036   $ 151,204,222   $   94,955,016
==============   ==============   ==============   =============   ==============    =============   =============   ==============

    12,796,279       54,079,045       31,266,486      13,312,390       32,301,322       22,314,191      68,892,341       30,997,217
==============   ==============   ==============   =============   ==============    =============   =============   ==============

     6,571,810        8,278,449        8,568,272       2,953,977        4,796,913        5,075,454       8,335,404        4,451,712
$         5.42   $        31.29   $        19.93   $       31.88   $        16.43    $       11.65   $       18.14   $        21.33
$    41,801,861  $  141,761,321   $  137,027,473   $  51,107,714   $   73,739,299    $  58,584,373   $ 157,251,423   $   64,507,932




                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
  HIGH YIELD        STOCK                            NATURAL                         GOVERNMENT                            SMALL
     BOND           INDEX            VALUE          RESOURCES         GLOBAL           INCOME          JENNISON      CAPITALIZATION
   PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO
-------------   -------------   --------------   --------------   --------------   --------------   --------------   ---------------

$   2,547,305   $   4,025,506   $    2,190,311   $    2,786,523   $      763,793   $    2,315,590   $      666,764   $      505,475
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------



      416,227       2,975,507        1,914,803          981,907          905,417          744,662        1,727,579          998,335
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    2,131,078       1,049,999          275,508        1,804,616         (141,624)       1,570,928       (1,060,815)        (492,860)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------



            0       4,318,314                0        3,018,816                0        1,021,601                0          311,077
   (1,944,312)       (561,420)        (924,368)         (52,168)      (1,863,046)        (445,378)      (9,359,234)         166,736

    2,805,164      17,121,397       23,271,109       12,983,823        8,052,358         (966,373)      22,109,342       16,137,037
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

      860,852      20,878,291       22,346,741       15,950,471        6,189,312         (390,150)      12,750,108       16,614,850
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$   2,991,930   $  21,928,290   $   22,622,249   $   17,755,087   $    6,047,688   $    1,180,778   $   11,689,293   $   16,121,990
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods  ended  December 31, 2004 and 2003

                                                                                SUBACCOUNTS
                                       ---------------------------------------------------------------------------------------------
                                                  MONEY                        DIVERSIFIED
                                                 MARKET                           BOND                          EQUITY
                                                PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                       ----------------------------    ----------------------------   -----------------------------
                                           2004            2003             2004            2003           2004            2003
                                       ------------    ------------    ------------    ------------   -------------   -------------
OPERATIONS
  Net investment income (loss) .....   $   (104,793)   $   (274,792)   $  2,845,880    $  2,708,751   $     276,348   $    (913,586)
  Capital gains distributions
    received .......................              0               0               0               0               0               0
  Realized gain (loss) on shares
    redeemed .......................              0               0         (24,431)       (390,813)     (8,073,285)    (37,237,425)
  Net change in unrealized gain
    (loss) on investments ..........              0               0         900,642       3,453,956      43,303,683     144,819,139
                                       ------------    ------------    ------------    ------------   -------------   -------------

NET  INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .......................       (104,793)       (274,792)      3,722,091       5,771,894      35,506,746     106,668,128
                                       ------------    ------------    ------------    ------------   -------------   -------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ......      2,775,178       3,981,902       2,958,156       2,231,285      16,242,752       6,363,254
  Annuity Payments .................            (43)           (523)              0               0               0               0
  Surrenders, withdrawals and
    death benefits .................    (13,110,150)    (23,373,485)    (11,297,542)    (13,243,961)    (52,137,568)    (48,484,238)
  Net transfers between other
    subaccounts or fixed rate option     (5,910,775)     (4,071,476)       (146,702)      2,584,018      (3,668,990)    (10,064,834)
  Withdrawal and other charges .....        (40,935)        (47,406)        (59,728)        (71,514)       (356,376)       (421,098)
                                       ------------    ------------    ------------    ------------   -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............    (16,286,725)    (23,510,988)     (8,545,816)     (8,500,172)    (39,920,182)    (52,606,916)
                                       ------------    ------------    ------------    ------------   -------------   -------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .......................    (16,391,518)    (23,785,780)     (4,823,725)     (2,728,278)     (4,413,436)     54,061,212

NET ASSETS
  Beginning of period ..............     64,499,518      88,285,298      91,504,838      94,233,116     447,133,984     393,072,772
                                       ------------    ------------    ------------    ------------   -------------   -------------
  End of period ....................   $ 48,108,000    $ 64,499,518    $ 86,681,113    $ 91,504,838   $ 442,720,548   $ 447,133,984
                                       ============    ============    ============    ============   =============   =============

  Beginning units ..................     26,438,969      36,058,012      21,323,387      23,322,720      59,516,449      68,064,078
                                       ------------    ------------    ------------    ------------   -------------   -------------
  Units issued .....................      6,830,992       2,532,236       1,790,904       1,045,488       2,304,632          24,292
  Units redeemed ...................    (13,515,435)    (12,151,279)     (3,754,031)     (3,044,821)     (7,569,170)     (8,571,921)
                                       ------------    ------------    ------------    ------------   -------------   -------------
  Ending units .....................     19,754,526      26,438,969      19,360,260      21,323,387      54,251,911      59,516,449
                                       ============    ============    ============    ============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          FLEXIBLE                         CONSERVATIVE                      HIGH YIELD                          STOCK
           MANAGED                           BALANCED                           BOND                             INDEX
          PORTFOLIO                          PORTFOLIO                        PORTFOLIO                       PORTFOLIO
------------------------------    ------------------------------    ----------------------------    ------------------------------
     2004            2003              2004             2003             2004           2003             2004             2003
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------

$   1,145,245    $   3,825,263    $   3,234,739    $   6,465,891    $  2,131,078    $  2,361,051    $   1,049,999    $     467,804

            0                0        2,425,978                0               0               0        4,318,314        8,253,746

   (1,215,301)     (17,419,746)         695,777      (10,172,379)     (1,944,312)     (1,113,507)        (561,420)      (8,176,550)

   40,387,605      100,640,684       20,185,504       69,460,381       2,805,164       5,631,058       17,121,397       54,775,839
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------



   40,317,549       87,046,201       26,541,998       65,753,893       2,991,930       6,878,602       21,928,290       55,320,839
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------


   12,219,425        5,722,053       11,460,288        5,452,706       1,338,310         661,775       12,713,871        5,395,846
       (2,005)          (1,801)         (13,330)         (13,415)              0               0                0                0

  (52,157,636)     (56,250,255)     (51,806,003)     (59,612,633)     (4,752,756)     (4,265,596)     (31,121,682)     (28,256,944)

   (1,586,044)     (10,705,663)      (1,317,398)     (10,337,396)        564,590       2,804,970       (1,088,092)      (3,238,926)
     (399,953)        (465,583)        (290,722)        (340,345)        (25,942)        (29,509)        (195,204)        (228,374)
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------



  (41,926,213)     (61,701,249)     (41,967,165)     (64,851,083)     (2,875,798)       (828,360)     (19,691,107)     (26,328,398)
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------



   (1,608,664)      25,344,952      (15,425,167)         902,810         116,132       6,050,242        2,237,183       28,992,441


  459,733,943      434,388,991      424,692,606      423,789,796      35,503,078      29,452,836      256,795,496      227,803,055
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------
$ 458,125,279    $ 459,733,943    $ 409,267,439    $ 424,692,606    $ 35,619,210    $ 35,503,078    $ 259,032,679    $ 256,795,496
=============    =============    =============    =============    ============    ============    =============    =============

   91,205,812      105,390,737       94,540,214      110,716,579      13,901,406      14,248,454       58,510,885       65,746,684
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------
    2,809,295           13,169        3,179,659           36,583       1,627,641       1,288,793        3,892,971          439,401
  (10,957,599)     (14,198,094)     (12,378,034)     (16,212,948)     (2,732,768)     (1,635,841)      (8,324,811)      (7,675,200)
-------------    -------------    -------------    -------------    ------------    ------------    -------------    -------------
   83,057,508       91,205,812       85,341,839       94,540,214      12,796,279      13,901,406       54,079,045       58,510,885
=============    =============    =============    =============    ============    ============    =============    =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods  ended  December 31, 2004 and 2003

                                                                             SUBACCOUNTS
                                                  ---------------------------------------------------------------
                                                                                               NATURAL
                                                              VALUE                           RESOURCES
                                                            PORTFOLIO                         PORTFOLIO
                                                  ------------------------------    ----------------------------
                                                       2004             2003            2004            2003
                                                  -------------    -------------    ------------    ------------

OPERATIONS
     Net investment income (loss) .............   $     275,508    $     484,833    $  1,804,616    $  1,840,889
     Capital gains distributions received .....               0                0       3,018,816       3,996,428
     Realized gain (loss) on shares redeemed ..        (924,368)      (7,927,433)        (52,168)         59,873
     Net change in unrealized gain
        (loss) on investments .................      23,271,109       41,842,071      12,983,823      15,188,821
                                                  -------------    -------------    ------------    ------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................      22,622,249       34,399,471      17,755,087      21,086,011
                                                  -------------    -------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............       7,026,345        2,742,520       3,468,109       1,047,925
     Annuity Payments .........................               0                0               0               0
     Surrenders, withdrawals and death benefits     (20,878,428)     (18,804,037)     (9,197,169)     (7,280,012)
     Net transfers between other subaccounts
        or fixed rate option ..................       2,546,104       (3,223,975)      5,586,814       1,868,194
     Withdrawal and other charges .............        (112,205)        (127,921)        (43,810)        (48,230)
                                                  -------------    -------------    ------------    ------------


NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CONTRACT
   OWNER TRANSACTIONS .........................     (11,418,184)     (19,413,413)       (186,056)     (4,412,123)
                                                  -------------    -------------    ------------    ------------


TOTAL INCREASE (DECREASE) IN NET ASSETS .......      11,204,065       14,986,058      17,569,031      16,673,888

NET ASSETS
     Beginning of period ......................     159,561,598      144,575,540      76,603,750      59,929,862
                                                  -------------    -------------    ------------    ------------
     End of period ............................   $ 170,765,663    $ 159,561,598    $ 94,172,781    $ 76,603,750
                                                  =============    =============    ============    ============


     Beginning units ..........................      33,577,636       38,502,961      13,394,371      14,393,173
                                                  -------------    -------------    ------------    ------------
     Units issued .............................       2,486,515           88,554       2,250,625         552,323
     Units redeemed ...........................      (4,797,665)      (5,013,879)     (2,332,606)     (1,551,125)
                                                  -------------    -------------    ------------    ------------
     Ending units .............................      31,266,486       33,577,636      13,312,390      13,394,371
                                                  =============    =============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                         GOVERNMENT                                                    SMALL CAPITALIZATION
           GLOBAL                          INCOME                          JENNISON                          STOCK
         PORTFOLIO                       PORTFOLIO                        PORTFOLIO                        PORTFOLIO
----------------------------    ----------------------------    ------------------------------    ----------------------------
     2004           2003            2004            2003            2004              2003             2004            2003
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------


$   (141,624)   $   (575,263)   $  1,570,928    $  1,991,809    $  (1,060,815)   $  (1,279,879)   $   (492,860)   $   (474,281)
           0               0       1,021,601       2,752,785                0                0         311,077         433,084
  (1,863,046)     (7,831,506)       (445,378)       (635,549)      (9,359,234)     (20,849,138)        166,736      (1,655,513)

   8,052,358      28,331,545        (966,373)     (3,228,223)      22,109,342       56,492,144      16,137,037      22,924,055
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------



   6,047,688      19,924,776       1,180,778         880,822       11,689,293       34,363,127      16,121,990      21,227,345
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------


   3,817,958       1,820,632       2,103,503       2,249,425       10,098,263        4,898,580       4,879,459       2,025,695
           0               0               0               0                0                0               0               0
  (9,954,511)     (7,948,424)     (9,849,995)    (10,247,810)     (17,884,464)     (16,436,336)     (9,190,866)     (7,836,977)

    (315,939)       (919,860)     (4,074,528)      2,818,125       (2,761,875)      (3,616,548)      3,933,171       1,593,595
     (57,812)        (67,918)        (35,418)        (43,304)        (147,742)        (173,354)        (61,228)        (65,160)
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------




  (6,510,304)     (7,115,570)    (11,856,438)     (5,223,564)     (10,695,818)     (15,327,658)       (439,464)     (4,282,847)
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------


    (462,616)     12,809,206     (10,675,660)     (4,342,742)         993,475       19,035,469      15,682,526      16,944,498

  79,275,903      66,466,697      69,804,696      74,147,438      150,210,747      131,175,278      79,272,490      62,327,992
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------
$ 78,813,287    $ 79,275,903    $ 59,129,036    $ 69,804,696    $ 151,204,222    $ 150,210,747    $ 94,955,016    $ 79,272,490
============    ============    ============    ============    =============    =============    ============    ============


  35,185,101      39,078,977      26,842,591      28,868,105       74,146,291       83,337,216      31,206,939      33,523,912
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------
   3,252,403         582,070       2,124,600       3,738,649        5,865,927        1,130,811       5,163,054       1,209,981
  (6,136,182)     (4,475,946)     (6,653,000)     (5,764,163)     (11,119,877)     (10,321,736)     (5,372,776)     (3,526,954)
------------    ------------    ------------    ------------    -------------    -------------    ------------    ------------
  32,301,322      35,185,101      22,314,191      26,842,591       68,892,341       74,146,291      30,997,217      31,206,939
============    ============    ============    ============    =============    =============    ============    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2004

NOTE 1:    GENERAL

           The Prudential Qualified Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"), was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of the Qualified Variable Investment Plan Contract ("QVIP") are invested in the Account.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the QVIP variable annuity contract. The contract offers the option to invest in thirteen subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the QVIP contract are:
           Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Jennison Portfolio and Small Capitalization Stock Portfolio.

           The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair market value.

           SECURITY TRANSACTIONS--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           DISTRIBUTIONS   RECEIVED--Dividend  and  capital  gain  distributions
           received are reinvested in additional shares of the Series Fund and are recorded on the ex distribution date.

           CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD--Contracts in payout (annuitization) period is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 7.00% to 8.75%, depending on the contract's year of issue.

           RECEIVABLE FROM THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.

NOTE 3:    TAXES

           Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                       A7

NOTE 4:    PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund for the year ended December 31, 2004 were as follows:

                                                        PURCHASES            SALES
                                                      --------------    ---------------
           Money Market Portfolio ..................   $  6,063,753      $ (22,993,397)
           Diversified Bond Portfolio ..............   $  2,224,519      $ (11,823,068)
           Equity Portfolio ........................   $  7,912,295      $ (52,965,347)
           Flexible Managed Portfolio ..............   $  5,169,845      $ (52,423,031)
           Conservative Balanced Portfolio .........   $  4,619,349      $ (51,444,714)
           High Yield Bond Portfolio ...............   $  1,551,102      $  (4,843,126)
           Stock Index Portfolio ...................   $  6,902,932      $ (29,569,546)
           Value Portfolio .........................   $  4,355,842      $ (17,688,830)
           Natural Resources Portfolio .............   $  5,865,477      $  (7,033,439)
           Global Portfolio ........................   $  2,290,800      $  (9,706,522)
           Government Income Portfolio .............   $  1,468,828      $ (14,069,928)
           Jennison Portfolio ......................   $  5,392,272      $ (17,815,668)
           Small Capitalization Stock Portfolio ....   $  5,600,094      $  (7,037,893)

NOTE 5:    RELATED PARTY TRANSACTIONS

           Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

           The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect wholly-owned subsidiaries of Prudential

           The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

           PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

           Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

                                       A8

NOTE 6:    FINANCIAL HIGHLIGHTS

           A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2004, 2003, 2002, and 2001.

                                                                  AT YEAR ENDED                     FOR YEAR ENDED
                                                      ---------------------------------   --------------------------------------
                                                        UNITS      UNIT     NET ASSETS      INVESTMENT     EXPENSE      TOTAL
                                                        (000S)     VALUE      (000S)       INCOME RATIO*   RATIO**    RETURN***
                                                      ---------  --------  ------------   --------------  ---------  -----------

                                                                              MONEY MARKET PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     19,755    $2.43529     48,108          1.00%         1.20%      -0.17%
December 31, 2003 .................................     26,439    $2.43947     64,500          0.84%         1.20%      -0.36%
December 31, 2002 .................................     36,058    $2.44835     88,285          1.51%         1.20%       0.32%
December 31, 2001 .................................     35,419    $2.44047     86,443          3.97%         1.20%       2.87%

                                                                            DIVERSIFIED BOND PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     19,360    $4.47727     86,681          4.42%         1.20%       4.33%
December 31, 2003 .................................     21,323    $4.29129     91,505          4.02%         1.20%       6.21%
December 31, 2002 .................................     23,323    $4.04040     94,233         11.56%         1.20%       5.80%
December 31, 2001 .................................     23,418    $3.81903     89,433          6.16%         1.20%       5.71%

                                                                                 EQUITY PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     54,252    $8.16046    442,721          1.26%         1.20%       8.62%
December 31, 2003 .................................     59,516    $7.51278    447,134          0.96%         1.20%      30.09%
December 31, 2002 .................................     68,064    $5.77504    393,073          0.86%         1.20%     -23.26%
December 31, 2001 .................................     74,402    $7.52583    559,938          0.82%         1.20%     -12.23%

                                                                            FLEXIBLE MANAGED PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     83,058    $5.51576    458,125          1.45%         1.20%       9.43%
December 31, 2003 .................................     91,206    $5.04060    459,734          2.08%         1.20%      22.30%
December 31, 2002 .................................    105,391    $4.12167    434,389          3.10%         1.20%     -13.77%
December 31, 2001 .................................    114,712    $4.78013    548,345          3.69%         1.20%      -6.79%

                                                                          CONSERVATIVE BALANCED PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     85,342    $4.79511    409,267          1.99%         1.20%       6.76%
December 31, 2003 .................................     94,540    $4.49158    424,693          2.76%         1.20%      17.36%
December 31, 2002 .................................    110,717    $3.82717    423,790          0.00%         1.20%     -10.06%
December 31, 2001 .................................    124,680    $4.25506    530,598          3.35%         1.20%      -3.17%

                                                                             HIGH YIELD BOND PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     12,796    $2.78356     35,619          7.30%         1.20%       8.99%
December 31, 2003 .................................     13,901    $2.55392     35,503          8.39%         1.20%      23.55%
December 31, 2002 .................................     14,248    $2.06709     29,453         17.71%         1.20%       0.29%
December 31, 2001 .................................     15,343    $2.06111     31,623         11.49%         1.20%      -1.61%

                                                                               STOCK INDEX PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     54,079    $4.78989    259,033          1.61%         1.20%       9.14%
December 31, 2003 .................................     58,511    $4.38885    256,795          1.39%         1.20%      26.67%
December 31, 2002 .................................     65,747    $3.46486    227,803          1.21%         1.20%     -23.12%
December 31, 2001 .................................     72,257    $4.50662    325,637          0.98%         1.20%     -13.09%

                                                                                  VALUE PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     31,266    $5.46162    170,766          1.36%         1.20%      14.93%
December 31, 2003 .................................     33,578    $4.75202    159,562          1.53%         1.20%      26.55%
December 31, 2002 .................................     38,503    $3.75492    144,576          1.35%         1.20%     -22.90%
December 31, 2001 .................................     42,351    $4.86991    206,246          1.57%         1.20%      -3.23%

                                                                            NATURAL RESOURCES PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     13,312    $7.07407     94,173          3.38%         1.20%      23.69%
December 31, 2003 .................................     13,394    $5.71910     76,604          4.11%         1.20%      37.35%
December 31, 2002 .................................     14,393    $4.16377     59,930          0.57%         1.20%      17.50%
December 31, 2001 .................................     14,517    $3.54351     51,440          2.53%         1.20%     -11.14%

                                                                                 GLOBAL PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     32,301    $2.43994     78,813          1.01%         1.20%       8.29%
December 31, 2003 .................................     35,185    $2.25311     79,276          0.37%         1.20%      32.47%
December 31, 2002 .................................     39,079    $1.70083     66,467          1.07%         1.20%     -26.04%
December 31, 2001 .................................     42,184    $2.29952     97,003          0.34%         1.20%     -18.59%

                                                                            GOVERNMENT INCOME PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     22,314    $2.64984     59,129          3.71%         1.20%       1.90%
December 31, 2003 .................................     26,843    $2.60052     69,805          3.77%         1.20%       1.25%
December 31, 2002 .................................     28,868    $2.56849     74,147          8.31%         1.20%      10.72%
December 31, 2001 .................................     22,918    $2.31990     53,168          5.86%         1.20%       6.79%

                                                                                JENNISON PORTFOLIO
                                                       --------------------------------------------------------------------------
December 31, 2004 .................................     68,892    $2.19479    151,204          0.46%         1.20%       8.34%
December 31, 2003 .................................     74,146    $2.02587    150,211          0.25%         1.20%      28.71%
December 31, 2002 .................................     83,337    $1.57403    131,175          0.20%         1.20%     -31.77%
December 31, 2001 .................................     91,956    $2.30692    212,134          0.17%         1.20%     -19.22%

                                                                       SMALL CAPITALIZATION STOCK PORTFOLIO
                                                      --------------------------------------------------------------------------
December 31, 2004 .................................     30,997    $3.06334     94,955          0.60%         1.20%      20.59%
December 31, 2003 .................................     31,207    $2.54022     79,272          0.48%         1.20%      36.63%
December 31, 2002 .................................     33,524    $1.85921     62,328          0.90%         1.20%     -15.93%
December 31, 2001 .................................     33,453    $2.21152     73,983          0.51%         1.20%       4.31%

                                       A9

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

           A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

           B. Withdrawal Charges

           A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Prudential for paying all of the expenses of selling and distributing the contracts including sales commissions, printing and prospectuses, sales administration, preparation of sales literature and other promotional activites. The range of withdrawal charges is 0% - 8%. The charge is assessed through the redemption of units.

           C. Annual Maintenance Charge

           An annual maintenence charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account. A charge is assessed through the redemption of units.

                                       A10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Contract Owners of
Prudential Qualified Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts listed in Note 1 of the Prudential Qualified Individual Variable Contract Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
March 31, 2005



                                       A11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2004 AND 2003 (IN MILLIONS)

                                                                                                           2004         2003
                                                                                                         ---------    ---------
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2004--$103,681; 2003--$91,015)...   $ 111,039    $  98,225
Trading account assets supporting insurance liabilities, at fair value ...............................      12,079           --
Other trading account assets, at fair value ..........................................................         907          787
Equity securities, available for sale, at fair value (cost: 2004--$2,130; 2003--$1,816) ..............       2,683        2,378
Commercial loans .....................................................................................      20,842       15,659
Policy loans .........................................................................................       7,196        7,207
Other long-term investments ..........................................................................       3,552        3,216
Short-term investments and other .....................................................................       3,712        6,290
                                                                                                         ---------    ---------
       Total investments .............................................................................     162,010      133,762

Cash and cash equivalents ............................................................................       5,049        5,432
Accrued investment income ............................................................................       1,649        1,499
Reinsurance recoverables .............................................................................      33,305        1,021
Deferred policy acquisition costs ....................................................................       5,035        4,933
Other assets .........................................................................................       6,900        5,483
Due from parent and affiliates .......................................................................       2,553        4,589
Separate account assets ..............................................................................      88,558       80,214
                                                                                                         ---------    ---------
       TOTAL ASSETS ..................................................................................   $ 305,059    $ 236,933
                                                                                                         =========    =========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits ...............................................................................   $  69,252    $  67,573
Policyholders' account balances ......................................................................      59,150       38,886
Unpaid claims and claim adjustment expenses ..........................................................       1,727        1,620
Policyholders' dividends .............................................................................       4,336        3,769
Reinsurance payables .................................................................................      32,564          317
Securities sold under agreements to repurchase .......................................................       8,674        8,074
Cash collateral for loaned securities ................................................................       6,227        5,358
Income taxes payable .................................................................................       2,894        2,474
Short-term debt ......................................................................................       2,275        3,578
Long-term debt .......................................................................................       2,646        1,656
Other liabilities ....................................................................................       7,850        4,984
Due to parent and affiliates .........................................................................         306          484
Separate account liabilities .........................................................................      88,558       80,214
                                                                                                         ---------    ---------
       Total liabilities .............................................................................     286,459      218,987
                                                                                                         ---------    ---------

COMMITMENTS AND CONTINGENCIES (SEE NOTE 20)

STOCKHOLDER'S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31,
  2004 and 2003) .....................................................................................           2            2
Additional paid-in capital ...........................................................................      14,604       14,576
Deferred compensation ................................................................................         (29)         (16)
Accumulated other comprehensive income ...............................................................       1,608        2,265
Retained earnings ....................................................................................       2,415        1,119
                                                                                                         ---------    ---------

       Total stockholder's equity ....................................................................      18,600       17,946
                                                                                                         ---------    ---------

       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ....................................................   $ 305,059    $ 236,933
                                                                                                         =========    =========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002 (IN MILLIONS)

                                                                                   2004        2003       2002
                                                                                 --------    --------   --------
REVENUES
Premiums .....................................................................   $  7,381    $  7,170   $  7,243
Policy charges and fee income ................................................      1,704       1,533      1,577
Net investment income ........................................................      7,891       7,521      7,624
Realized investment gains (losses), net ......................................        984         480     (1,166)
Other income .................................................................      1,017         634        625
                                                                                 --------    --------   --------
  Total revenues .............................................................     18,977      17,338     15,903
                                                                                 --------    --------   --------
BENEFITS AND EXPENSES
Policyholders' benefits ......................................................      8,740       8,794      8,809
Interest credited to policyholders' account balances .........................      2,073       1,717      1,749
Dividends to policyholders ...................................................      2,386       2,474      2,525
General and administrative expenses ..........................................      3,042       2,757      2,818
                                                                                 --------    --------   --------
  Total benefits and expenses ................................................     16,241      15,742     15,901
                                                                                 --------    --------   --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT
OF ACCOUNTING CHANGE .........................................................      2,736       1,596          2
                                                                                 --------    --------   --------
Income taxes:
  Current ....................................................................        514         396        253
  Deferred ...................................................................        281          31       (243)
                                                                                 --------    --------   --------
      Total income tax expense ...............................................        795         427         10
                                                                                 --------    --------   --------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE ..........................................................      1,941       1,169         (8)
                                                                                 --------    --------   --------
Income from discontinued operations, net of taxes ............................          7           7          8
Cumulative effective of accounting change, net of taxes ......................        (52)         --         --
                                                                                 --------    --------   --------
NET INCOME ...................................................................   $  1,896    $  1,176   $     --
                                                                                 ========    ========   ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002 (IN MILLIONS)

                                                         ADDITIONAL       RETAINED
                                              COMMON      PAID-IN         EARNINGS          DEFERRED
                                               STOCK      CAPITAL         (DEFICIT)       COMPENSATION
                                              ------     ----------       ---------       ------------
BALANCE, DECEMBER 31, 2001 ................   $   --     $   14,716        $     48       $         --
Adjustment to destacking dividend .........       --            (20)             --                 --
Dividend to parent ........................       --           (123)           (105)                --
Adjustments to policy credits
 issued and cash payments to
 eligible policyholders ...................       --             10              --                 --
Capital contribution from parent ..........        2             --              --                 --
Comprehensive income:
 Net income ...............................       --             --              --                 --
 Other comprehensive income,
  net of tax:
  Change in foreign currency
   translation adjustments ................       --             --              --                 --
  Change in net unrealized
   investment gains .......................       --             --              --                 --
  Additional pension liability
   adjustment .............................       --             --              --                 --
 Other comprehensive income ...............
Total comprehensive income ................
                                              ------     ----------       ---------       ------------
BALANCE, DECEMBER 31, 2002 ................        2         14,583             (57)                --
Adjustments to policy credits
 issued and cash payments to
 eligible policyholders ...................       --              4              --                 --
Capital contribution from parent ..........       --             19              --                 --
Purchase of fixed maturities from
 an affiliate .............................       --            (29)             --                 --
Long-term stock-based
 compensation program .....................       --             (1)             --                (16)
Comprehensive income:
 Net income ...............................       --             --           1,176                 --
 Other comprehensive income,
  net of tax:
  Change in foreign currency
   translation adjustments ................       --             --              --                 --
  Change in net unrealized
   investment gains .......................       --             --              --                 --
  Additional pension liability
   adjustment .............................       --             --              --                 --
 Other comprehensive income ...............
Total comprehensive income ................
                                              ------     ----------       ---------       ------------
BALANCE, DECEMBER 31, 2003 ................        2         14,576           1,119                (16)
Dividend to parent ........................       --             --            (600)                --
Sale of fixed maturities to an
 affiliate ................................       --              4              --                 --
Long-term stock-based
 compensation program .....................       --             24              --                (13)
Comprehensive income:
 Net income ...............................       --             --           1,896                 --
 Other comprehensive income,
  net of tax:
  Change in foreign currency
   translation adjustments ................       --             --              --                 --
  Change in net unrealized
   investment gains .......................       --             --              --                 --
  Additional pension liability
   adjustment .............................       --             --              --                 --
  Cumulative effect of accounting
   change .................................       --             --              --                 --
 Other comprehensive loss .................
Total comprehensive income ................
                                              ------     ----------       ---------       ------------
BALANCE, DECEMBER 31, 2004 ................   $    2     $   14,604        $  2,415       $        (29)
                                              ======     ==========       =========       ============

                                                   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                              -------------------------------------------------------
                                                               NET                          TOTAL
                                                FOREIGN     UNREALIZED                   ACCUMULATED
                                               CURRENCY     INVESTMENT     PENSION          OTHER            TOTAL
                                              TRANSLATION     GAINS       LIABILITY     COMPREHENSIVE    STOCKHOLDER'S
                                              ADJUSTMENTS    (LOSSES)     ADJUSTMENT    INCOME (LOSS)        EQUITY
                                              -----------   ----------    ----------    -------------    -------------
BALANCE, DECEMBER 31, 2001 ................   $       (29)  $    1,159    $      (31)         $ 1,099    $      15,863
Adjustment to destacking dividend .........            --           --            --               --              (20)
Dividend to parent ........................            --           --            --               --             (228)
Adjustments to policy credits issued and
 cash payments to eligible
 policyholders ............................            --           --            --               --               10
Capital contribution from parent ..........            --           --            --               --                2
Comprehensive income:
 Net income ...............................            --           --            --               --               --
 Other comprehensive income, net of tax:
  Change in foreign currency translation
   adjustments ............................            36           --            --               36               36
  Change in net unrealized investment
   gains ..................................            --          964            --              964              964
  Additional pension liability
   adjustment .............................            --           --            (2)              (2)              (2)
                                                                                                         -------------
 Other comprehensive income ...............                                                                        998
                                                                                                         -------------
Total comprehensive income ................                                                                        998
                                              -----------   ----------    ----------    -------------    -------------
BALANCE, DECEMBER 31, 2002 ................             7        2,123           (33)           2,097           16,625
Adjustments to policy credits issued
 and cash payments to eligible
 policyholders ............................            --           --            --               --                4
Capital contribution from parent ..........            --           --            --               --               19
Purchase of fixed maturities from
 an affiliate .............................            --           29            --               29               --
Long-term stock-based compensation
 program ..................................            --           --            --               --              (17)
Comprehensive income:
 Net income ...............................            --           --            --               --            1,176
 Other comprehensive income, net of tax:
  Change in foreign currency translation
   adjustments ............................            45           --            --               45               45
  Change in net unrealized
   investment gains .......................            --          130            --              130              130
  Additional pension liability
   adjustment .............................            --           --           (36)             (36)             (36)
                                                                                                         -------------
 Other comprehensive income ...............                                                                        139
                                                                                                         -------------
Total comprehensive income ................                                                                      1,315
                                              -----------   ----------    ----------    -------------    -------------
BALANCE, DECEMBER 31, 2003 ................            52        2,282           (69)           2,265           17,946
Dividend to parent ........................            --           --            --               --             (600)
Sale of fixed maturities to
 an affiliate .............................            --           (4)           --               (4)              --
Long-term stock-based
 compensation program .....................            --           --            --               --               11
Comprehensive income:
 Net income ...............................            --           --            --               --            1,896
 Other comprehensive income, net of tax:
  Change in foreign currency
   translation adjustments ................             2           --            --                2                2
  Change in net unrealized
   investment gains .......................            --         (712)           --             (712)            (712)
  Additional pension liability
   adjustment .............................            --           --           (12)             (12)             (12)
  Cumulative effect of accounting
   change .................................            --           69            --               69               69
                                                                                                         -------------
 Other comprehensive loss .................                                                                       (653)
                                                                                                         -------------
Total comprehensive income ................                                                                      1,243
                                              -----------   ----------    ----------    -------------    -------------
BALANCE, DECEMBER 31, 2004 ................   $        54   $    1,635    $      (81)   $       1,608    $      18,600
                                              ===========   ==========    ==========    =============    =============

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002 (IN MILLIONS)

                                                                                             2004        2003        2002
                                                                                           --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................................................   $  1,896    $  1,176    $     --
Adjustments to reconcile net income to net cash provided by operating activities:
    Realized investment (gains) losses, net ............................................       (984)       (480)      1,166
    Policy charges and fee income ......................................................       (551)       (399)       (396)
    Interest credited to policyholders' account balances ...............................      2,073       1,717       1,749
    Depreciation and amortization, including premiums and discounts ....................        270         134         131
    Change in:
       Deferred policy acquisition costs ...............................................        (10)        (86)        186
       Future policy benefits and other insurance liabilities ..........................        607         661       1,272
       Trading account assets supporting insurance liabilities and other trading account
        assets .........................................................................     (1,433)        109         (14)
       Income taxes payable ............................................................        584         423         181
       Due to/from parent and affiliates ...............................................       (706)        198        (295)
       Other, net ......................................................................      2,233      (2,243)        307
                                                                                           --------    --------    --------
          CASH FLOWS FROM OPERATING ACTIVITIES .........................................      3,979       1,210       4,287
                                                                                           --------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
    Fixed maturities, available for sale ...............................................     62,405      40,612      51,022
    Equity securities, available for sale ..............................................      1,859         496       1,228
    Commercial loans ...................................................................      3,694       1,945       1,692
    Other long-term investments ........................................................      1,000         811         677
    Short-term investments .............................................................     13,247      15,019      13,754
Payments for the purchase of:
    Fixed maturities, available for sale ...............................................     (72,00)     (41,07)     (58,14)
    Equity securities, available for sale ..............................................     (1,782)       (588)     (2,012)
    Commercial loans ...................................................................     (3,596)     (1,973)     (2,122)
    Other long-term investments ........................................................       (615)       (251)       (692)
    Short-term investments .............................................................    (10,379)    (16,557)    (14,430)
Acquisition of subsidiaries, net of cash acquired ......................................      2,056
Due to/from parent and affiliates ......................................................      1,963        (516)      1,344
                                                                                           --------    --------    --------
       CASH FLOWS USED IN INVESTING ACTIVITIES .........................................     (6,266)     (2,081)     (7,680)
                                                                                           --------    --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits ........................................................     13,725       8,563       7,868
Policyholders' account withdrawals .....................................................    (12,375)     (7,692)     (6,068)
Net change in securities sold under agreements to repurchase and cash collateral for
  loaned securities ....................................................................      1,469      (1,633)      4,127
Net change in debt (maturities of 90 days or less) .....................................     (1,000)      1,797      (1,403)
Proceeds from the issuance of debt (maturities longer than 90 days) ....................      2,507       1,374         994
Repayments of debt (maturities longer than 90 days) ....................................     (1,789)     (1,902)     (2,197)
Cash payments to or in respect of eligible policyholders ...............................         (1)         (5)       (500)
Capital contribution from parent........................................................         --          --           2
Dividend to parent .....................................................................       (600)         --        (228)
                                                                                           --------    --------    --------
       CASH FLOWS FROM FINANCING ACTIVITIES ............................................      1,936         502       2,595
                                                                                           --------    --------    --------

Effect of foreign exchange rate changes on cash balances ...............................        (32)          8           4

NET DECREASE IN CASH AND CASH EQUIVALENTS ..............................................       (383)       (361)       (794)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ...........................................      5,432       5,793       6,587
                                                                                           --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR .................................................   $  5,049    $  5,432    $  5,793
                                                                                           ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid ...........................................................   $    (88)   $      3    $     33
                                                                                           --------    --------    --------
Interest paid ..........................................................................   $    213    $    186    $    248
                                                                                           --------    --------    --------

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    BUSINESS

The Prudential Insurance Company of America ("Prudential Insurance"), together with its subsidiaries (collectively, the "Company"), is a wholly owned subsidiary of Prudential Holdings, LLC ("Prudential Holdings"), which is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the "date of demutualization"), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the "destacking") whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, as well as variable interest entities in which the Company is considered the primary beneficiary, and those partnerships and joint ventures in which the Company has a majority financial interest, except for those partnerships and joint ventures where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as "trading" and included in "Trading account assets supporting insurance liabilities, at fair value." All investment results, which include realized and unrealized gains and losses, as well as net investment income for these investments are reported in "Other income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

"Other trading account assets, at fair value" and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer, its operation of hedge portfolios or its use of derivatives for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets, securities sold but not yet purchased and the Company's investments in its own separate accounts are included in "Other income."

"Equity securities, available for sale" are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Originated commercial loans are stated at unpaid principal balances, net of unamortized discounts and an allowance for losses. Interest income, including the amortization of the related discounts, is included in "Net investment income." In connection with an acquisition, commercial loans are recorded at fair value when acquired, with any premium or discount amortized over the remaining lives of the loans and included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account, insurance and broker-dealer subsidiaries used to generate income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses"). Income and expenses related to these transactions executed within our mortgage banking, derivative dealer and hedge portfolio operations are reported in "Other income."

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowed transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in "Realized investment gains (losses), net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

Short-term investments consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value. "Short-term investments and other" also include securities purchased under agreements to resell.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation);
(3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in "Realized investment gains (losses), net."

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company's acquisition of the retirement businesses of CIGNA Corporation ("CIGNA"). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $32.2 billion at December 31, 2004. See Note 4 for additional information about these arrangements. The remaining amounts relate to reinsurance ceded and assumed arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.35% at December 31, 2004 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and funding agreement notes, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Other income."

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired investment-type contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General and administrative expenses" in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies' guaranteed cash surrender values. For life insurance, other than traditional participating life insurance, and annuity products, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Unpaid Claims and Claims Adjustments Expenses

The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. These IBNR estimates, and estimates of the amounts of loss the Company will ultimately incur on reported claims, which are based in part on historical experience, are adjusted as appropriate to reflect actual claims experience. When actual experience differs from the previous estimate, the resulting difference will be included in the reported results for the period of the change in estimate in the "Policyholders' benefits" caption. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Policyholders' Dividends

The Company's liability for policyholders' dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block (see Note 10 for a description of the Closed Block) established in connection with the Company's demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future policy benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 9. Also as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income," or as a reduction of "Interest credited to policyholders' account balances," and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)."

Other Income

Other income principally include asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains and net investment income from investments classified as "Trading account assets supporting insurance liabilities" and "Other trading account assets" are also included in "Other income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance, investment and other operations to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in dealer related operations are included in "Other income" in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within "Other trading account assets," "Other assets," or "Other long-term investments," or as liabilities, within "Other liabilities." As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either
(1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in "Realized investment gains (losses), net."

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or "Accumulated other comprehensive income (loss)," depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income
(loss)."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board "FASB" issued SFAS No. 123R, "Share-Based Payment", which replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation." SFAS 123R requires all entities to apply the fair-value-based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The effective date for SFAS 123R is interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003 will be recognized over the remaining vesting period of approximately six months.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In January 2004 and May 2004, the FASB issued FSP 106-1 and 106-2, each of which is entitled "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003," respectively. See Note 14 for details regarding the adoption of these pronouncements.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale" as well as changes in other non-separate account assets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Similarly, upon adoption $868 million in "Separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" and "Future policy benefits," as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.    DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

                                                                         2004        2003       2002
                                                                         ----        ----       ----
                                                                                 (IN MILLIONS)
Web-based workplace distribution of voluntary benefits (a)......         $ --        $ --       $(58)
Healthcare operations (b) ......................................            6          11         71
Other ..........................................................           --          --         --
                                                                         ----        ----       ----
Income from discontinued operations before income taxes ........            6          11         13
Income tax expense (benefit) ...................................           (1)          4          5
                                                                         ----        ----       ----
Income from discontinued operations, net of taxes ..............         $  7        $  7       $  8
                                                                         ====        ====       ====

The Company's Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $7 million and $48 million, respectively, at December 31, 2004, and $24 million and $56 million, respectively, at December 31, 2003.

      (a) In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company's investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

      (b) The sale of the Company's healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2004, 2003 and 2002. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.    ACQUISITION

Acquisition of CIGNA Corporation's Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company's consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company ("CIGNA Life"), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company ("PRIAC").

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company is in the process of requesting the pension plan customers to agree to substitute PRIAC for CIGNA in their respective contracts, and expects this process to be substantially complete by the end of 2005.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

separate account contracts, CIGNA retains the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC includes a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in "Reinsurance recoverables" and "Reinsurance payables," respectively. At the agreed upon dates of asset transfer, PRIAC will assume the separate account and other insurance liabilities and concurrently will receive from CIGNA the associated separate account and other assets. The Company expects the assumption of these liabilities and the concurrent asset transfer to be substantially complete by early 2005.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. If PRIAC does not commute the modified coinsurance arrangement, this arrangement will convert to a coinsurance-with-assumption arrangement. After the conversion, this coinsurance arrangement will be similar to the arrangement associated with the defined contribution and defined benefit pension plan contracts described above. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in "Reinsurance recoverables" and "Reinsurance payables," respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in "Other income."

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in "Reinsurance recoverables" and "Reinsurance payables," respectively.

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

                                                                                                                 (IN MILLIONS)
Total invested assets at fair value (1).....................................................................      $    16,927
Cash and cash equivalents ..................................................................................               44
Accrued investment income ..................................................................................              180
Valuation of business acquired ("VOBA").....................................................................              423
Goodwill....................................................................................................              564
Reinsurance recoverable(2)..................................................................................           35,184
Other assets ...............................................................................................              196
Separate account assets.....................................................................................               25
                                                                                                                  -----------
  Total assets acquired.....................................................................................           53,543
Future policy benefits - assumed............................................................................               (9)
Policyholders' account balances - assumed...................................................................          (15,871)
Reinsurance payable (2).....................................................................................          (35,184)
Other liabilities ..........................................................................................             (351)
Separate account liabilities ...............................................................................              (25)
                                                                                                                  -----------
  Total liabilities assumed ................................................................................          (51,440)
                                                                                                                  -----------
    Net assets acquired.....................................................................................      $     2,103
                                                                                                                  ===========

(1) Total invested assets include $11.1 billion of "Trading account assets supporting insurance liabilities," which is primarily comprised of fixed maturities.

(2) The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA's retirement business amounted to $564 million, of which the Company currently estimates 100% to be deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company's actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                                ------------------------
                                                                                                2004                 2003
                                                                                                ----                 ----
                                                                                     (IN MILLIONS, EXCEPT PER SHARE DATA, UNAUDITED)
Total revenues................................................................               $   19,513            $  18,968
Income from continuing operations before cumulative effect of accounting change              $    1,964            $   1,390
Net income....................................................................               $    1,784            $   1,397

5.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31,

                                                                                              2004
                                                                   -----------------------------------------------------------
                                                                                     GROSS            GROSS
                                                                   AMORTIZED       UNREALIZED       UNREALIZED        FAIR
                                                                      COST           GAINS            LOSSES          VALUE
                                                                   ----------    -------------    -------------    -----------
                                                                                         (IN MILLIONS)
FIXED MATURITIES, AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies....................................    $    5,775    $         618    $           2    $     6,391
Obligations of U.S. states and their political subdivisions....         2,133              245                4          2,374
Foreign government bonds.......................................         2,930              494                2          3,422
Corporate securities...........................................        83,475            5,962              130         89,307
Mortgage-backed securities.....................................         9,368              186                9          9,545
                                                                   ----------    -------------    -------------    -----------
Total fixed maturities, available for sale.....................    $  103,681    $       7,505    $         147    $   111,039
                                                                   ==========    =============    =============    ===========
EQUITY SECURITIES, AVAILABLE FOR SALE..........................    $    2,130    $         608    $          55    $     2,683
                                                                   ==========    =============    =============    ===========

                                                                                              2003
                                                                   -----------------------------------------------------------
                                                                                     GROSS            GROSS
                                                                   AMORTIZED       UNREALIZED       UNREALIZED        FAIR
                                                                      COST           GAINS            LOSSES          VALUE
                                                                   ----------    -------------    -------------    -----------
                                                                                          (IN MILLIONS)
FIXED MATURITIES, AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies....................................    $    6,911    $         438    $          30    $     7,319
Obligations of U.S. states and their political subdivisions....         1,649              178                7          1,820
Foreign government bonds.......................................         2,707              472                4          3,175
Corporate securities...........................................        76,395            6,242              185         82,452
Mortgage-backed securities.....................................         3,353              113                7          3,459
                                                                   ----------    -------------    -------------    -----------
Total fixed maturities, available for sale.....................    $   91,015    $       7,443    $         233    $    98,225
                                                                   ==========    =============    =============    ===========
EQUITY SECURITIES, AVAILABLE FOR SALE..........................    $    1,816    $         614    $          52    $     2,378
                                                                   ==========    =============    =============    ===========

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2004, is as follows:

                                                                                                    AVAILABLE FOR SALE
                                                                                                ---------------------------
                                                                                                 AMORTIZED         FAIR
                                                                                                    COST          VALUE
                                                                                                ------------   ------------
                                                                                                       (IN MILLIONS)
Due in one year or less..................................................................       $      7,029   $      7,117
Due after one year through five years....................................................             29,970         31,481
Due after five years through ten years...................................................             25,217         27,324
Due after ten years......................................................................             32,097         35,572
Mortgage-backed securities...............................................................              9,368          9,545

                                                                                                ------------   ------------
    Total................................................................................       $    103,681   $    111,039
                                                                                                ============   ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table depicts the source of fixed maturity proceeds and related gross investment gains (losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

                                                                                          2004            2003         2002
                                                                                       ----------      ---------     --------
                                                                                                   (IN MILLIONS)
FIXED MATURITIES - AVAILABLE FOR SALE:
  Proceeds from sales................................................................  $   50,591      $  29,701     $ 39,417
  Proceeds from maturities/repayments................................................      11,814         10,911       11,605
  Gross investment gains from sales and prepayments..................................         873            881        1,158
  Gross investment losses from sales.................................................        (268)          (286)      (1,213)

FIXED MATURITY AND EQUITY SECURITY IMPAIRMENTS:
  Write-downs for impairments of fixed maturities....................................  $     (105)     $    (327)    $   (664)
  Write-downs for impairments of equity securities...................................         (11)           (68)        (194)

Trading Account Assets Supporting Insurance Liabilities

"Trading account assets supporting insurance liabilities" is comprised of investments that support experience-rated contracts of the Company's retirement business. These assets are classified as trading and are carried at fair value. All investment results, which include realized and unrealized gains and losses, as well as net investment income, for these investments are reported in "Other income." The following table sets forth the composition of "Trading account assets supporting insurance liabilities" at December 31,

                                                                                 2004                          2003
                                                                       ---------------------------    --------------------------
                                                                        AMORTIZED         FAIR         AMORTIZED        FAIR
                                                                          COST            VALUE          COST           VALUE
                                                                       ------------   ------------    ------------    ----------
                                                                                (IN MILLIONS)                (IN MILLIONS)
Short-term investments, cash and cash equivalents................      $        949   $        949    $         --    $       --

Fixed maturities:
   U.S. government corporations and agencies and obligations of
     U.S. states.................................................               265            263              --            --
   Foreign government bonds......................................               122            120              --            --
   Corporate securities..........................................             9,361          9,256              --            --
   Mortgage-backed securities....................................             1,494          1,491              --            --
                                                                       ------------   ------------    ------------    ----------
Total fixed maturities...........................................            11,242         11,130              --            --
                                                                       ------------   ------------    ------------    ----------

Total trading account assets supporting insurance liabilities....      $     12,191   $     12,079    $         --    $       --
                                                                       ============   ============    ============    ==========

At December 31, 2004, 65% of the portfolio was comprised of publicly traded securities. As of December 31, 2004, 97% of the fixed maturity portion of the portfolio was investment grade investments. The change in the net holding gain or loss in these securities during the year ended December 31, 2004 was a loss of $112 million.

Commercial Loans

The Company's commercial loans are as follows at December 31,

                                                                                 2004                         2003
                                                                       ------------------------     -------------------------
                                                                          AMOUNT          % OF         AMOUNT           % OF
                                                                       (IN MILLIONS)      TOTAL     (IN MILLIONS)       TOTAL
                                                                       -------------      -----     -------------       -----
COLLATERALIZED LOANS BY PROPERTY TYPE
Office buildings.................................................      $       4,713       22.5%    $       3,353        21.2%
Retail stores....................................................              2,904       13.9%            1,739        11.0%
Residential properties...........................................                 33        0.2%               52         0.3%
Apartment complexes..............................................              5,165       24.6%            4,640        29.4%
Industrial buildings.............................................              4,790       22.8%            3,379        21.4%
Agricultural properties..........................................              1,786        8.5%            1,864        11.8%
Other............................................................              1,581        7.5%              764         4.9%
                                                                       -------------      -----     -------------       -----

    Subtotal of collateralized loans.............................             20,972      100.0%           15,791       100.0%
                                                                                          =====                         =====

Valuation allowance..............................................               (130)                        (132)
                                                                       -------------                -------------
Total collateralized loans.......................................      $      20,842                $      15,659
                                                                       =============                =============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27%) and New York (10%) at December 31, 2004.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                                                               2004        2003        2002
                                                                                              ------      ------      ------
                                                                                                      (IN MILLIONS)
Allowance for losses, beginning of year...................................................    $  132      $  172      $  202
Release of allowance for losses...........................................................        --         (35)         (1)
Charge-offs, net of recoveries............................................................        (2)         (5)        (29)
                                                                                              ------      ------      ------
Allowance for losses, end of year.........................................................    $  130      $  132      $  172
                                                                                              ======      ======      ======

Non-performing commercial loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                                                       2004           2003
                                                                                                     ---------      --------
                                                                                                          (IN MILLIONS)
Non-performing commercial loans with allowance for losses........................................    $     106      $     43
Non-performing commercial loans with no allowance for losses.....................................          118           121
Allowance for losses, end of year................................................................          (35)           (7)
                                                                                                     ---------      --------
Net carrying value of non-performing commercial loans............................................    $     189      $    157
                                                                                                     =========      ========

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $197 million, $202 million and $316 million for 2004, 2003 and 2002, respectively. Net investment income recognized on these loans totaled $17 million, $12 million and $23 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Other Long-term Investments

"Other long-term investments" are comprised as follows:

                                                                                                        2004          2003
                                                                                                    ------------  ------------
                                                                                                          (IN MILLIONS)
Joint venture and limited partnerships:
    Real estate related.......................................................................      $        506  $        364
    Non real estate related...................................................................               940           954
                                                                                                    ------------  ------------
  Total joint venture and limited partnerships................................................             1,446         1,318

Real estate held through direct ownership.....................................................               230           119
Separate accounts.............................................................................             1,361         1,273
Other.........................................................................................               515           506
                                                                                                    ------------  ------------

  Total other long-term investments...........................................................      $      3,552  $      3,216
                                                                                                    ============  ============

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                                       AT DECEMBER 31,
                                                                                               -------------------------------
                                                                                                     2004             2003
                                                                                               ----------------   ------------
                                                                                                        (IN MILLIONS)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate.................................................................    $          1,061   $      1,320
Investments in securities..................................................................               7,331          4,257
Cash and cash equivalents..................................................................                 152             86
Other assets...............................................................................               7,272          2,494
                                                                                               ----------------   ------------
TOTAL ASSETS...............................................................................    $         15,816   $      8,157
                                                                                               ================   ============
Borrowed funds-third party.................................................................    $            216   $        934
Borrowed funds-Prudential Insurance........................................................                  12             --
Other liabilities..........................................................................              10,747          3,767
                                                                                               ----------------   ------------
TOTAL LIABILITIES..........................................................................              10,975          4,701
PARTNERS' CAPITAL..........................................................................               4,841          3,456
                                                                                               ----------------   ------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL....................................................    $         15,816   $      8,157
                                                                                               ================   ============
Equity in partners' capital included above.................................................    $          1,035   $        808
Equity in limited partnership interests not included above.................................                 411            510
                                                                                               ----------------   ------------
CARRYING VALUE.............................................................................    $          1,446   $      1,318
                                                                                               ================   ============

                                                                                               YEARS ENDED DECEMBER 31,
                                                                                           ---------------------------------
                                                                                           2004         2003           2002
                                                                                           -----        ------         -----
                                                                                                    (IN MILLIONS)
STATEMENTS OF OPERATIONS
Income from real estate investments .........................................              $ 142         $ 233         $ 140
Income from securities investments ..........................................                456           337           126
Interest expense-third party ................................................                (14)          (63)          (63)
Other expenses ..............................................................               (292)         (215)         (159)
                                                                                           -----         -----         -----
NET EARNINGS ................................................................              $ 292         $ 292         $  44
                                                                                           =====         =====         =====
Equity in net earnings included above .......................................              $  98         $  65         $   5
Equity in net earnings of limited partnership interests not included above                   142            41            12
                                                                                           -----         -----         -----
TOTAL EQUITY IN NET EARNINGS ................................................              $ 240         $ 106         $  17
                                                                                           =====         =====         =====

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                                       2004        2003      2002
                                                                      -------    -------    ------
                                                                              (IN MILLIONS)
Fixed maturities, available for sale ..........                       $ 5,900    $ 5,736    $ 5,849
Equity securities, available for sale .........                            61         42         57
Commercial loans ..............................                         1,377      1,215      1,244
Policy loans ..................................                           426        470        510
Short-term investments and cash equivalents                               142        145        267
Other investment income .......................                           454        330        170
                                                                      -------    -------    -------
Gross investment income .......................                         8,360      7,938      8,097
Less investment expenses ......................                          (469)      (417)      (473)
                                                                      -------    -------    -------
Net investment income .........................                       $ 7,891    $ 7,521    $ 7,624
                                                                      =======    =======    =======

Based on the carrying value, assets categorized as "non-income producing" at December 31, 2004 included in fixed maturities and commercial loans totaled $80 million and $3 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                                                       2004         2003        2002
                                                                                     ---------     ------     ---------
                                                                                               (IN MILLIONS)
Fixed maturities................................................................     $     500     $  268     $    (719)
Equity securities, available for sale...........................................           391         (2)         (155)
Commercial loans................................................................           (11)        58            10
Investment real estate..........................................................            51         (3)           --
Joint ventures and limited partnerships.........................................            64         88            11
Derivatives.....................................................................            (9)         7          (292)
Other...........................................................................            (2)        64           (21)
                                                                                     ---------     ------     ---------

Realized investment gains (losses), net.........................................     $     984     $  480     $  (1,166)
                                                                                     =========     ======     =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                                                                      Accumulated
                                                                                                                          Other
                                                     Net                                                              Comprehensive
                                                 Unrealized     deferred                                  deferred    Income (Loss)
                                                    Gains        policy       Future                     income tax  Related To Net
                                                (Losses) On   acquisition     Policy    Policyholder'   (Liability)    Unrealized
                                                Investments       Costs      Benefits     Dividends        Benefit      Investment
                                                -----------      -------     --------     ---------        -------      ----------
                                                                                 (IN MILLIONS)
Balance, December 31, 2001 ...................     $ 2,255       $  (317)    $   (77)    $        --      $    (702)      $ 1,159
Net investment gains (losses) on
  investments arising during the period ......       3,231            --          --              --         (1,162)        2,069
Reclassification adjustment for (gains)
  losses included in net income ..............         844            --          --              --           (303)          541
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ......................................          --          (195)         --              --             70          (125)
Impact of net unrealized investment (gains)
  losses on future policy benefits ...........          --            --        (772)             --            278          (494)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends .........          --            --          --          (1,606)           579        (1,027)
                                                   -------       -------     -------     -----------      ---------       -------
Balance, December 31, 2002 ...................       6,330          (512)       (849)         (1,606)        (1,240)        2,123
Net investment gains (losses) on
  investments arising during the period ......       1,625            --          --              --           (542)        1,083
Reclassification adjustment for (gains)
  losses included in net income ..............        (289)           --          --              --             96          (193)
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ......................................          --           106          --              --            (38)           68
Impact of net unrealized investment (gains)
  losses on future policy benefits ...........          --            --        (456)             --            164          (292)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends .........          --            --          --            (837)           301          (536)
Purchase of fixed maturities from an
  affiliate ..................................          45            --          --              --            (16)           29
                                                   -------       -------     -------     -----------      ---------       -------
Balance, December 31, 2003 ...................       7,711          (406)     (1,30)          (2,443)        (1,275)        2,282
Net investment gains (losses) on
  investments arising during the period ......         805            --          --              --           (198)          607
Reclassification adjustment for (gains)
  losses included in net income ..............        (851)           --          --              --            298          (553)
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition
  costs ......................................          --            88          --              --            (34)           54
Impact of net unrealized investment (gains)
  losses on future policy benefits ...........          --            --        (506)             --            164          (342)
Impact of net unrealized investment (gains)
  losses on policyholders' dividends .........          --            --          --            (698)           220          (478)
Sale of fixed maturities to an affiliate .....          (7)           --          --              --              3            (4)
Cumulative effect of accounting change .......         130           (21)         --              --            (40)           69
                                                   -------       -------     -------     -----------      ---------       -------
Balance, December 31, 2004 ...................     $ 7,788       $  (339)    $ (1,81)    $    (3,141)     $    (862)      $ 1,635
                                                   =======       =======     =======     ===========      =========       =======

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                                                             2004         2003         2002
                                                                                           --------     --------     --------
                                                                                                     (IN MILLIONS)
Fixed maturities......................................................................     $  7,358     $  7,210     $  6,373
Equity securities.....................................................................          553          562            4
Other investments.....................................................................         (123)         (61)         (47)
                                                                                           --------     --------     --------

Net unrealized gains on investments...................................................     $  7,788     $  7,711     $  6,330
                                                                                           ========     ========     ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31:

                                                                                               2004
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized    Fair      Unrealized      Fair   Unrealized
                                                                Value       Losses      Value       Losses       Value     Losses
                                                                -----       ------      -----       ------       -----     ------
                                                                                        (IN MILLIONS)
FIXED MATURITIES
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies.................................. $     428    $      2   $      4     $     --     $   432   $      2
Obligations of U.S. states and their political subdivisions..       371           2         86            2         457          4
Foreign government bonds.....................................       131           1         21            1         152          2
Corporate securities.........................................    12,135         111        572           19      12,707        130
Mortgage-backed securities...................................     1,564           8         86            1       1,650          9
                                                              ---------    --------   --------     --------     -------   --------

  Total...................................................... $  14,629    $    124   $    769     $     23     $15,398   $    147
                                                              =========    ========   ========     ========     =======   ========

                                                                                            2003
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized     Fair     Unrealized    Fair    Unrealized
                                                                Value       Losses       Value      Losses      Value     Losses
                                                                -----       ------       -----      ------      -----     ------
                                                                                        (IN MILLIONS)
FIXED MATURITIES
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies.................................. $   1,581   $       33   $     --   $      --    $ 1,581   $     33
Obligations of U.S. states and their political subdivisions..       134            7          2          --        136          7
Foreign government bonds.....................................       180            3         35           1        215          4
Corporate securities.........................................     6,731          145      1,040          37      7,771        182
Mortgage-backed securities...................................       823            7         --          --        823          7
                                                              ---------   ----------   --------   ---------    -------   --------
  Total...................................................... $   9,449   $      195   $  1,077   $      38    $10,526   $    233
                                                              =========   ==========   ========   =========    =======   ========

At December 31, 2004, gross unrealized losses on fixed maturities were $147 million, compared to $233 million at December 31, 2003. The gross unrealized losses at December 31, 2004 and 2003, are comprised of $119 million and $147 million related to investment grade securities and $28 million and $86 million related to below investment grade securities, respectively. At December 31, 2004, $3 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $36 million at December 31, 2003 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. At December 31, 2003, the $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31:

                                                                                            2004
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized    Fair      Unrealized      Fair   Unrealized
                                                                Value       Losses      Value       Losses       Value     Losses
                                                                -----       ------      -----       ------       -----     ------
                                                                                        (IN MILLIONS)
Equity securities, available for sale..................        $  503      $     49    $    19    $      6     $    522   $     55
                                                               ======      ========    =======    ========     ========   ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                            2003
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized    Fair      Unrealized      Fair   Unrealized
                                                                Value       Losses      Value       Losses       Value     Losses
                                                                -----       ------      -----       ------       -----     ------
                                                                                      (IN MILLIONS)
Equity securities, available for sale..................        $  158      $     32    $    96    $     19     $    254   $     51
                                                               ======      ========    =======    ========     ========   ========

At December 31, 2004, gross unrealized losses on equity securities were $55 million, compared to $51 million at December 31, 2003. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2003, $4 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in
Note 2, the Company concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

                                                                                            2004
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized    Fair      Unrealized      Fair   Unrealized
                                                                Value       Losses      Value       Losses       Value     Losses
                                                                -----       ------      -----       ------       -----     ------
                                                                                      (IN MILLIONS)
Cost method investments..................                      $    2      $     --    $    10    $      2     $     12   $      2
                                                               ======      ========    =======    ========     ========   ========

                                                                                            2003
                                                              ---------------------------------------------------------------------
                                                               LESS THAN TWELVE
                                                                    MONTHS             TWELVE MONTHS OR MORE         TOTAL
                                                              ----------------------  ----------------------    -------------------
                                                                Fair      Unrealized    Fair      Unrealized      Fair   Unrealized
                                                                Value       Losses      Value       Losses       Value     Losses
                                                                -----       ------      -----       ------       -----     ------
                                                                                      (IN MILLIONS)
Cost method investments..................                      $   --      $     --    $    20    $      8     $     20   $      8
                                                               ======      ========    =======    ========     ========   ========

The aggregate cost of the Company's cost method investments included in "Other long-term investments" totaled $80 million at both December 31, 2004 and 2003.

At December 31, 2004, gross unrealized losses on cost method investments were $2 million, compared to $8 million at December 31, 2003. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                                                   2004           2003
                                                                                                ----------      ----------
                                                                                                        (IN MILLIONS)
Fixed maturities available for sale........................................................     $   14,801      $   13,404
Other trading account assets...............................................................             54              83
Separate account assets....................................................................          3,467           3,196
                                                                                                ----------      ----------
Total securities pledged...................................................................     $   18,322      $   16,683
                                                                                                ==========      ==========

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $369 million and $422 million at December 31, 2004 and 2003, respectively, of which $369 million in 2004 and $272 million in 2003 had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Assets of $257 million and $265 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees. Additionally, assets valued at $706 million and $601 million at December 31, 2004 and 2003, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Letter stock or other securities restricted as to sale amounted to $2 million and $11 million at December 31, 2004 and 2003, respectively.

6.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                         2004           2003          2002
                                                                                       ---------      ---------     ---------
                                                                                                   (IN MILLIONS)
Balance, beginning of year.........................................................    $   4,933      $   4,741     $   5,122
Capitalization of commissions, sales and issue expenses............................          489            461           461
Amortization.......................................................................         (479)          (375)         (647)
Change in unrealized investment gains and losses...................................           88            106          (195)
Impact of adoption of SOP 03-1.....................................................            4             --            --
                                                                                       ---------      ---------     ---------
Balance, end of year...............................................................    $   5,035      $   4,933     $   4,741
                                                                                       =========      =========     =========

7.    VALUATION OF BUSINESS ACQUIRED AND GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

                                                                                         2004
                                                                                       ----------
                                                                                      (IN MILLIONS)
Balance, beginning of year.........................................................    $       --
Acquisitions.......................................................................           423
Amortization (1)...................................................................           (40)
Interest (2).......................................................................            25
                                                                                       ----------
Balance, end of year...............................................................    $      408
                                                                                       ==========

(1) The average expected life for VOBA amortization was approximately 25 years from the date of acquisition for the business acquired from CIGNA.

(2)   The interest accrual rates ranged from 6.32% to 7.76%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

                                                                                           VOBA
                                                                                        AMORTIZATION
                                                                                        ------------
                                                                                        (IN MILLIONS)
                                                                                        ------------
2005................................................................................    $        12
2006................................................................................             10
2007................................................................................              8
2008................................................................................              6
2009................................................................................              5
2010 and thereafter.................................................................            367

                                                                                        -----------
Total...............................................................................    $       408
                                                                                        ===========

Goodwill and Other Intangibles

The changes in the book value of goodwill are as follows:

                                                          2004     2003     2002
                                                         -----    -----    -----
                                                             (IN MILLIONS)
Balance, beginning of year ........................      $  99    $ 105    $  88
Acquisitions ......................................        564       --       17
Disposal of reporting unit ........................         (5)      --       --
Foreign currency translation ......................          7       (6)      --
                                                         -----    -----    -----

Balance, end of year ..............................      $ 665    $  99    $ 105
                                                         =====    =====    =====

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2004, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed.

At December 31, 2004, the gross carrying amount and accumulated amortization for the Company's other intangibles amounted to $15 million and $(5) million, respectively, and at December 31, 2003, $1 million and $0 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $5 million, $0 million and $0 million for the years ended December 31, 2004, 2003 and 2002, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2005 and 2006, $2 million in 2007 and $1 million in 2008 and 2009.

8.    POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                        2004      2003
                                                       -------    ----
                                                        (IN MILLIONS)
Life insurance ....................                    $54,341   $53,450
Individual and group annuities ....                     14,488    13,768
Other contract liabilities ........                        423       355
                                                       -------   -------
Total future policy benefits ......                    $69,252   $67,573
                                                       =======   =======

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for individual and group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 26% and 30% of domestic individual life insurance in force at December 31, 2004 and 2003, respectively, and 91%, 92% and 91% of domestic individual life insurance premiums for 2004, 2003 and 2002, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company's experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 0% to 8.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,300 million and $2,830 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2004 and 2003, respectively.

The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                                                                       2004           2003
                                                                                                   ------------   ------------
                                                                                                          (IN MILLIONS)
Individual annuities.........................................................................      $      7,642   $      6,854
Group annuities (1)..........................................................................            18,072          1,769
Guaranteed investment contracts and guaranteed interest accounts (1).........................            14,223         13,951
Funding agreements...........................................................................             3,629          1,451
Interest-sensitive life contracts............................................................             3,766          3,508
Dividend accumulations and other.............................................................            11,818         11,353
                                                                                                   ------------   ------------
Policyholders' account balances..............................................................      $     59,150   $     38,886
                                                                                                   ============   ============

(1) Includes as of December 31, 2004, $16,356 million of group annuities and $825 million of guaranteed investment contracts associated with the retirement business acquired from CIGNA. The interest crediting rates for these contracts range from 3% to 7.4% for group annuities and 5.4% to 9.1% for guaranteed investment contracts.

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3% to 8% for interest-sensitive life contracts and from 0% to 14% for contracts other than interest-sensitive life. Less than 2% of policyholders' account balances have interest crediting rates in excess of 8%.

Included in "Funding agreements" at December 31, 2004 and 2003, are $2,756 million and $1,052 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 4.4%. Also included in funding agreements at December 31, 2004, are $483 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

                                                 2004        2003        2002
                                                -------     -------     -------
                                                         (IN MILLIONS)
Balance at January 1 ......................     $ 1,620     $ 1,560     $ 1,647
Less reinsurance recoverables, net ........          17          24         129
                                                -------     -------     -------

Net balance at January 1 ..................       1,603       1,536       1,518
                                                -------     -------     -------

Incurred related to:
    Current year ..........................         573         542         541
    Prior years ...........................          48          33         (32)
                                                -------     -------     -------

Total incurred ............................         621         575         509
                                                -------     -------     -------

Paid related to:
    Current year ..........................         159         153         158
    Prior years ...........................         356         355         333
                                                -------     -------     -------

Total paid ................................         515         508         491
                                                -------     -------     -------

Net balance at December 31 ................       1,709       1,603       1,536
Plus reinsurance recoverables, net ........          18          17          24
                                                -------     -------     -------

Balance at December 31 ....................     $ 1,727     $ 1,620     $ 1,560
                                                =======     =======     =======

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2004, 2003 and 2002 includes $0 million, $1 million and $9 million, respectively, attributable to the Company's discontinued healthcare business.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 that related to prior years was due to long-term disability claim termination experience.

9.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                           DECEMBER 31, 2004
                                                                   ------------------------------------
                                                                                               AT
                                                                   IN THE EVENT OF        ANNUITIZATION/
                                                                       DEATH               ACCUMULATION
                                                                   --------------         -------------
VARIABLE ANNUITY CONTRACTS                                               (DOLLARS IN MILLIONS)
RETURN OF NET DEPOSITS
Account value................................................      $        6,374                 N/A
Net amount at risk...........................................      $           13                 N/A
Average attained age of contractholders......................            61 years                 N/A

MINIMUM RETURN OR ANNIVERSARY CONTRACT VALUE
Account value................................................      $       11,755         $     2,035
Net amount at risk...........................................      $        1,491         $         1
Average attained age of contractholders......................            65 years            59 years
Average period remaining until earliest expected                              N/A             6 years
annuitization................................................

                                                                                            ADJUSTED
                                                                    UNADJUSTED VALUE         VALUE
                                                                    ----------------        --------
MARKET VALUE ADJUSTED ANNUITIES
Account value................................................          $        329         $     345

                                                                                     DECEMBER 31, 2004
                                                                                     -----------------
                                                                                   IN THE EVENT OF DEATH
                                                                                   ---------------------
VARIABLE LIFE, VARIABLE UNIVERSAL LIFE AND UNIVERSAL LIFE CONTRACTS               (DOLLARS IN  MILLIONS)
NO LAPSE GUARANTEES
Separate account value.......................................                        $        1,626
General account value........................................                        $          394
Net amount at risk...........................................                        $       32,295
Average attained age of contractholders......................                              45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                                 DECEMBER 31, 2004
                                                                 -----------------
                                                                  (IN MILLIONS)
Equity funds.................................................      $  10,555
Bond funds...................................................          1,189
Balanced funds...............................................          1,894
Money market funds...........................................            389
Other........................................................            207
                                                                   ---------
     Total ..................................................      $  14,234
                                                                   =========

In addition to the amounts invested in separate account investment options above, $3,895 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." In 2004, there were no liabilities recorded related to the guaranteed minimum withdrawal benefits ("GMWB") feature. This feature is actually offered with certain variable annuity products issued by the American Skandia Life Assurance Corporation ("ASLAC"), an affiliated company. The risk arising from the feature was reinsured to the Company, retroactive to October, 2003, via an automatic coinsurance agreement executed between the Company and ASLAC in 2004. GMWB benefits are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net."

                                         GUARANTEED     GUARANTEED    GUARANTEED
                                          MINIMUM        MINIMUM       MINIMUM
                                           DEATH         INCOME       WITHDRAWAL
                                          BENEFIT        BENEFIT       BENEFIT
                                           (GMDB)        (GMIB)         (GMWB)          TOTALS
                                         ----------     ----------    ----------        ------
                                                            (IN MILLIONS)
                                         -----------------------------------------------------
Balance at January 1, 2004.........         $ 47           $  2          $  --          $ 49
     Incurred guarantee benefits...           22              5             --            27
     Paid guarantee benefits.......          (24)            --             --           (24)
                                            ----           ----          -----          ----
Balance at December 31, 2004.......         $ 45           $  7          $  --          $ 52
                                            ====           ====          =====          ====

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                                     SALES
                                                                  INDUCEMENTS
                                                                  ------------
                                                                  (IN MILLIONS)
Balance at January 1, 2004...................................     $       86
  Capitalization.............................................             48
  Amortization...............................................            (14)
                                                                  ----------
Balance at December 31, 2004.................................     $      120
                                                                  ==========

10.   CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in "Accumulated other comprehensive income (loss)") represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2004, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $3,141 million and $2,443

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

million at December 31, 2004 and 2003, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in "Accumulated other comprehensive income (loss)."

On December 14, 2004, the Company's Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

                                                                                  2004        2003
                                                                                --------    --------
                                                                                   (IN MILLIONS)
CLOSED BLOCK LIABILITIES
    Future policy benefits ...............................................      $ 49,511    $ 48,842
    Policyholders' dividends payable .....................................         1,077       1,168
    Policyholder dividend obligation .....................................         3,141       2,443
    Policyholders' account balances ......................................         5,557       5,523
    Other Closed Block liabilities .......................................         8,943       7,222
                                                                                --------    --------

       Total Closed Block Liabilities ....................................        68,229      65,198
                                                                                --------    --------

CLOSED BLOCK ASSETS
    Fixed maturities, available for sale, at fair value ..................        44,870      40,517
    Equity securities, available for sale, at fair value .................         2,620       2,282
    Commercial loans .....................................................         6,707       6,423
    Policy loans .........................................................         5,454       5,543
    Other long-term investments ..........................................           996         983
    Short-term investments ...............................................         1,769       3,361
                                                                                --------    --------
       Total investments .................................................        62,416      59,109
    Cash and cash equivalents ............................................         1,800       2,075
    Accrued investment income ............................................           668         693
    Other Closed Block assets ............................................           343         323
                                                                                --------    --------

       Total Closed Block Assets .........................................        65,227      62,200
                                                                                --------    --------

Excess of reported Closed Block Liabilities over Closed Block Assets .....         3,002       2,998
Portion of above representing accumulated other comprehensive income:
       Net unrealized investment gains ...................................         3,459       3,415
       Allocated to policyholder dividend obligation .....................        (3,141)     (2,443)
                                                                                --------    --------

Future earnings to be recognized from Closed Block Assets and Closed
 BlockLiabilities ........................................................      $  3,320    $  3,970
                                                                                ========    ========

Information regarding the policyholder dividend obligation is as follows:

                                                                                           2004           2003
                                                                                          ------         ------
                                                                                               (IN MILLIONS)
Balance, January 1 ............................................................           $2,443         $1,606
Impact on income before gains allocable to policyholder dividend obligation....               --             --
Net investment gains ..........................................................               --             --
Unrealized investment gains ...................................................              698            837
                                                                                          ------         ------

Balance, December 31 ...................................................... ...           $3,141         $2,443
                                                                                          ======         ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Closed Block revenues and benefits and expenses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                                                               2004         2003      2002
                                                                                            -----------   -------    -------
                                                                                                     (IN MILLIONS)
REVENUES
    Premiums............................................................................    $     3,776   $ 3,860    $ 4,022
    Net investment income ..............................................................          3,392     3,326      3,333
    Realized investment gains (losses), net ............................................            709       430       (521)
    Other income .......................................................................             59        64         68
                                                                                            -----------   -------    -------
       Total Closed Block revenues .....................................................          7,936     7,680      6,902
                                                                                            -----------   -------    -------

BENEFITS AND EXPENSES
    Policyholders' benefits ............................................................          4,056     4,174      4,310
    Interest credited to policyholders' account balances ...............................            137       139        139
    Dividends to policyholders .........................................................          2,364     2,452      2,506
    General and administrative expenses ................................................            710       759        801
                                                                                            -----------   -------    -------

       Total Closed Block benefits and expenses ........................................          7,267     7,524      7,756
                                                                                            -----------   -------    -------

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes...            669       156       (854)
                                                                                            -----------   -------    -------
Income tax expense (benefit) ...........................................................             19       (21)      (147)
                                                                                            -----------   -------    -------
Closed Block revenues, net of Closed Block benefits and expenses and income taxes.......    $       650   $   177    $  (707)
                                                                                            ===========   =======    =======

11.   REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Pramerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The tables presented below exclude amounts pertaining to the Company's discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                                                                         2004           2003          2002
                                                                                      ----------     ----------     ---------
                                                                                                   (IN MILLIONS)
Direct premiums..................................................................     $    8,063     $    7,868     $   7,927
    Reinsurance assumed(1).......................................................            394            277           154
    Reinsurance ceded............................................................         (1,076)          (975)         (838)

Premiums.........................................................................     $    7,381     $    7,170     $   7,243
                                                                                      ==========     ==========     =========

Policyholders' benefits ceded....................................................     $      952     $      851     $     778
                                                                                      ==========     ==========     =========

(1) Includes $2 million of premiums assumed for the period April 1, 2004 through December 31, 2004 under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA.

"Premiums" includes affiliated direct premiums of $85 million, $85 million and $83 million, affiliated reinsurance assumed of $317 million, $196 million and $104 million and affiliated reinsurance ceded of $(246) million, $(222) million and $(162) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Affiliated policyholders' benefits assumed was $73 million, $59 million and $46 million for the years ended December 31, 2004, 2003 and 2002, respectively. Affiliated policyholders' benefits ceded was $(66) million, $(76) million and $(59) million for the years ended December 31, 2004, 2003, and 2002, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2004, 2003 and 2002, was $29 million, $8 million and $4 million, respectively.

"General and administrative expenses" include affiliated assumed expenses of $110 million, $54 million and $9 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Reinsurance recoverables at December 31, are as follows:

                                                                                                      2004          2003
                                                                                                   ---------     ----------
                                                                                                          (IN MILLIONS)
Individual and group annuities (1).........................................................        $  32,215     $       --
Life insurance.............................................................................            1,025            945
Other reinsurance..........................................................................               58             62
                                                                                                   ---------     ----------
Total reinsurance recoverable..............................................................        $  33,298     $    1,007
                                                                                                   =========     ==========

(1) Represents reinsurance recoverables as of December 31, 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. At December 31, 2004, the Company has recorded a related reinsurance payable of $32,198 million.

"Reinsurance recoverables" includes affiliated receivables of $596 million and $507 million at December 31, 2004 and 2003, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 71% of the remaining reinsurance recoverable at December 31, 2004. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

"Reinsurance payables" includes affiliated payables of $267 million and $220 million at December 31, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.   SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

DESCRIPTION                                                                                               2004           2003
-----------                                                                                            ----------     -----------
                                                                                                              (IN MILLIONS)
Commercial paper.................................................................................      $    2,001     $     2,846
Notes payable (a)................................................................................             216             278
Current portion of long-term debt................................................................              58             454
                                                                                                       ----------     -----------
Total short-term debt............................................................................      $    2,275     $     3,578
                                                                                                       ==========     ===========

(a) Notes payable includes notes due to a related party of $146 million and $262 million at December 31, 2004 and 2003, respectively. The related party note at December 31, 2004 matured on January 10, 2005 and bore an interest rate of 2.3%. The related party note at December 31, 2003 matured on January 7, 2004 and bore an interest rate of 1.0%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 2.1% and 1.0% at December 31, 2004 and 2003, respectively.

At December 31, 2004, the Company had $1,568 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from two to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2004 and 2003, a portion of commercial paper borrowings were supported by $1,500 million of the Company's existing lines of credit. At December 31, 2004 and 2003, the weighted average maturity of commercial paper outstanding was 25 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

DESCRIPTION                                                           MATURITY DATES       RATE             2004          2003
-----------                                                           --------------       ----           --------     ----------
                                                                                                               (IN MILLIONS)
Fixed rate notes
    Fixed rate note subject to set-off arrangements..............             2009            4.45%       $    952     $       --
    Other fixed rate notes (a)...................................        2006-2023      5.10%-7.30%          1,786            965
Surplus notes....................................................        2007-2025              (b)            692            691
                                                                                                          --------     ----------
   Sub-total.....................................................                                            3,430          1,656
Less assets under set-off arrangements (c).......................                                              784             --
                                                                                                          --------     ----------
Total long-term debt.............................................                                         $  2,646     $    1,656
                                                                                                          ========     ==========

(a) Other fixed rate notes at December 31, 2004 includes $896 million due to a related party maturing on September 20, 2014 bearing an interest rate of 5.1%

(b) The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2004 and 2003.

(c) Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2004 and 2003, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $692 million and $691 million was outstanding at December 31, 2004 and 2003, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the "Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2004, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $28 million in interest expense for the years ended December 31, 2004 and 2003, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company's use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $202 million, $167 million and $220 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Interest expense related to affiliated debt was $16 million for the year ended December 31, 2004. "Due to parent and affiliates" included $13 million associated with the affiliated long-term interest payable at December 31, 2004.

Included in "Policyholders' account balances" are additional debt obligations of the Company. See Note 8 for further discussion.

13.   STOCK-BASED COMPENSATION

In 2004 and 2003, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on a notional account balance that increases based on age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents ("other postretirement benefits"). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 ("the Act") into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On January 12, 2004, the FASB issued FSP 106-1, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003." As permitted by FSP 106-1, the Company elected to defer the accounting for the effects of the Act in 2003.

On May 19, 2004, the FASB issued FSP 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003." In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of a $18 million

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and a $0 million reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                      OTHER
                                                                   PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                                ----------------------        ----------------------
                                                                 2004           2003            2004          2003
                                                                -------        -------        -------        -------
                                                                                    (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at the beginning of period                   $(7,101)       $(6,546)       $(2,859)       $(2,370)
Service cost ................................................      (118)          (149)           (10)           (13)
Interest cost ...............................................      (389)          (419)          (147)          (150)
Plan participants' contributions ............................        --             --            (15)           (11)
Amendments ..................................................        --            (10)           (13)            73
Annuity purchase ............................................         3              3             --             --
Actuarial gains/(losses), net ...............................        84           (648)           150           (549)
Curtailments ................................................        --            112             --              1
Contractual termination benefits ............................        --             (1)            --             --
Special termination benefits ................................        --            (44)            --             (1)
Transfers from destacked subsidiaries ....... ....... .......        --             --             --             (3)
Transfers to destacked subsidiaries .........................        --             --             --             --
Benefits paid ...............................................       731            602            211            168
Foreign currency changes ....................................        --             (1)            (2)            (4)
                                                                -------        -------        -------        -------
Benefit obligation at end of period .........................   $(6,790)       $(7,101)       $(2,685)       $(2,859)
                                                                =======        =======        =======        =======
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of period.............  $  8,643        $ 7,837        $ 1,131        $ 1,157
Actual return on plan assets ................................     1,176          1,381            112            126
Annuity purchase ............................................        (3)            (3)            --             --
Employer contributions ......................................        32             30              9              5
Plan participants' contributions ............................        --             --             15             11
Benefits paid ...............................................      (731)          (602)          (211)          (168)
                                                                -------        -------        -------        -------
Fair value of plan assets at end of period ..................   $ 9,117        $ 8,643        $ 1,056        $ 1,131
                                                                =======        =======        =======        =======

FUNDED STATUS
Funded status at end of period ..............................   $ 2,327        $ 1,542        $(1,629)       $(1,728)
Unrecognized transition (asset) liability ...................        --            (23)             5              6
Unrecognized prior service costs ............................       144            164            (54)           (74)
Unrecognized actuarial losses, net ..........................       896          1,349            657            866
Effects of fourth quarter activity ..........................         8              6              3              1
                                                                -------        -------        -------        -------
Net amount recognized .......................................   $ 3,375        $ 3,038        $(1,018)       $  (929)
                                                                =======        =======        =======        =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL POSITION
Prepaid benefit cost ........................................   $ 3,689        $ 3,328        $    --        $    --
Accrued benefit liability ...................................      (440)          (397)        (1,018)          (929)
Intangible asset ............................................        --             --             --             --
Accumulated other comprehensive income ......................       126            107             --             --
                                                                -------        -------        -------        -------
Net amount recognized .......................................   $ 3,375        $ 3,038        $(1,018)       $  (929)
                                                                =======        =======        =======        =======

Accumulated benefit obligation ..............................   $(6,556)       $(6,596)       $(2,685)       $(2,859)
                                                                =======        =======        =======        =======

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $516 million, $448 million and $0 million, respectively, at September 30, 2004 and $508 million, $404 million and $0 million, respectively, at September 30, 2003.

In 2004 and 2003, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million and $22 million in 2004 and 2003, respectively.

There were no material pension amendments in 2004. The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The benefit obligation for other postretirement benefits increased by $13 million for changes made in the substantive plan to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was an increase in cost of $2 million associated with providing Prudential Financial benefits to employees of Cigna Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service. The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. (a destacked subsidiary) employees that transferred to Prudential Financial effective July 1, 2003.

The pension benefits were amended during the time period presented for 2002 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies. Costs related to these amendments are reflected in special termination benefits in the table below.

Net periodic (benefit) cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                        PENSION BENEFITS                 POSTRETIREMENT BENEFITS
                                                                  -------------------------------    -------------------------------
                                                                  2004        2003        2002        2004        2003        2002
                                                                 -------     -------     --------    -------     -------     -------
                                                                                            (IN MILLIONS)
COMPONENTS OF NET PERIODIC (BENEFIT) COST
Service cost.................................................    $  118      $  149      $   138     $   10      $   13      $  13
Interest cost................................................       389         419          434        147         150        148
Expected return on plan assets...............................      (824)       (833)        (908)       (81)        (84)      (115)
Amortization of transition amount............................       (23)       (107)        (107)         1           2         14
Amortization of prior service cost...........................        19          29           30         (7)         --         --
Amortization of actuarial net (gain) loss....................        18           8          (47)        28          10         (8)
Curtailments.................................................        --          37           --         --          --         --
Contractual termination benefits.............................        --          --            1         --          --         --
Special termination benefits.................................        --          44           --         --           1         --
                                                                 ------      ------      -------     ------      ------      -------
Net periodic (benefit) cost..................................    $ (303)     $ (254)     $  (459)    $   98      $   92      $    52
                                                                 ======      ======      =======     ======      ======      =======

The increase in the minimum liability included in "Accumulated other comprehensive income" as of September 30, 2004 and September 30, 2003 is as follows:

                                                                                                                   OTHER
                                                                         PENSION BENEFITS                 POSTRETIREMENT BENEFITS
                                                                  -------------------------------    -------------------------------
                                                                     2004                 2002           2004             2002
                                                                   --------            ----------    -----------        ---------
                                                                                            (IN MILLIONS)
Increase in minimum liability included in other
 comprehensive income........................................      $    19               $     55       $   --             $  --

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

                                                                                                                   OTHER
                                                                        PENSION BENEFITS                 POSTRETIREMENT BENEFITS
                                                                  ---------------------------    -----------------------------------
                                                                  2004      2003      2002        2004        2003          2002
                                                                 -------   -------   --------    -------     -------       -------
WEIGHTED-AVERAGE ASSUMPTIONS
Discount rate (beginning of period)..........................      5.75%    6.50%      7.25%         5.75%        6.50%        7.25%
Discount rate (end of period)................................      5.75%    5.75%      6.50%         5.50%        5.75%        6.50%
Rate of increase in compensation levels (beginning of
  period) ...................................................      4.50%    4.50%      4.50%         4.50%        4.50%        4.50%
Rate of increase in compensation levels (end of period)......      4.50%    4.50%      4.50%         4.50%        4.50%        4.50%
Expected return on plan assets (beginning of period) ........      8.75%    8.75%      9.50%         7.75%        7.75%        9.00%
Health care cost trend rates (beginning of period)...........                                  6.05-10.00%  6.40-10.00%   6.76-8.76%
Health care cost trend rates (end of period).................        --       --         --    5.44-10.00%  6.05-10.00%  6.40-10.00%
For 2004, 2003 and 2002 the ultimate health care cost trend
  rate after gradual decrease until: 2009, 2007, 2007
  (beginning of period)......................................                                        5.00%        5.00%        5.00%
For 2004, 2003 and 2002 the ultimate health care cost trend
  rate after gradual decrease until: 2009, 2007, 2007
  (end of period)............................................        --       --         --          5.00%        5.00%        5.00%

The pension and postretirement expected long term rates of return for 2004 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2004. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2005. The expected long term rate of return for 2005 is 8.50% and 8.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                                             OTHER
                                                                                    POSTRETIREMENT BENEFITS
                                                                                   --------------------------
                                                                                              2004
                                                                                         -------------
                                                                                         (IN MILLIONS)
ONE PERCENTAGE POINT INCREASE
Increase in total service and interest costs ...................................         $           12
Increase in postretirement benefit obligation...................................                    208

ONE PERCENTAGE POINT DECREASE
Decrease in total service and interest costs....................................         $           10
Decrease in postretirement benefit obligation...................................                    178

Pension and postretirement plan asset allocation as of September 30, 2004 and September 30, 2003, are as follows:

                                                              PENSION PERCENTAGE OF            POSTRETIREMENT PERCENTAGE
                                                                PLAN ASSETS AS OF                    OF PLAN ASSETS
                                                                  SEPTEMBER 30                     AS OF SEPTEMBER 30
                                                             --------------------------       ----------------------------
                                                               2004           2003               2004           2003
                                                               ----           ----               ----           ----
ASSET CATEGORY
U.S. Stocks................................................      41%           49%                 58%           52%
International Stocks.......................................      11%            9%                  6%            5%
Bonds......................................................      40%           34%                 22%           20%
Short-term Investments.....................................       0%            2%                  3%            3%
Real Estate................................................       6%            6%                  0%            0%
Municipal Bonds............................................       0%            0%                 11%           20%
Other......................................................       2%            0%                  0%            0%
                                                                ---           ---                 ---           ---
Total......................................................     100%          100%                100%          100%
                                                                ===           ===                 ===           ===

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2004 measurement date the range of target percentages are as follows:

                                                                                  PENSION INVESTMENT          POSTRETIREMENT
                                                                                  POLICY GUIDELINES         INVESTMENT POLICY
                                                                                  AS OF SEPTEMBER 30,        GUIDELINES AS OF
                                                                                        2004               SEPTEMBER 30, 2004
                                                                                  --------------------   ----------------------
                                                                                  MINIMUM    MAXIMUM      MINIMUM    MAXIMUM
                                                                                  -------    -------      -------    -------
ASSET CATEGORY
U.S. Stocks..................................................................       30%        52%           28%       68%
International Stocks.........................................................        5%        15%            1%        8%
Bonds........................................................................       42%        68%           11%       50%
Short-term Investments.......................................................        0%        21%            0%       29%
Real Estate..................................................................        2%         7%            0%        3%
Municipal Bonds..............................................................        0%         0%           12%       12%
Other........................................................................        0%        10%            0%        0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, real estate, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement equity is used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. common stock as of September 30, 2004 or 2003 for either the pension plan or postretirement plans. Pension plan assets of $7,161 million and $7,311 million are included in Separate Account assets and liabilities as of September 30, 2004 and 2003, respectively.

The expected benefit payments for the Company's domestic pension and postretirement plans for the years indicated are as follows:

                                                                                                                         OTHER
                                                                                                                     POSTRETIREMENT
                                                                                                        OTHER          BENEFITS
                                                                                                     POSTRETIREMENT    SUBSIDY
EXPECTED BENEFITS PAYMENTS                                                                PENSION      BENEFITS        RECEIPT
                                                                                         ---------   --------------  --------------
                                                                                                      (IN MILLIONS)
 2005...........................................................................         $     412   $        238    $         --
 2006...........................................................................               409            246              18
 2007...........................................................................               410            253              19
 2008...........................................................................               413            255              20
 2009...........................................................................               414            255              21
 2010-2014......................................................................             2,173          1,265             121
                                                                                         ---------   ------------    ------------
   Total........................................................................         $   4,231   $      2,512    $        199
                                                                                         =========   ============    ============

The Company anticipates that it will make cash contributions in 2005 of $27 million to the pension plans and $10 million to the postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2004 and 2003, was $62 million and $52 million, respectively, and is included in "Other liabilities."

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in "General and administrative expenses" were $52 million, $54 million and $55 million for the years ended December 31, 2004, 2003 and 2002, respectively.

15.   INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                       2004            2003          2002
                                       -----          -----          -----
                                                  (IN MILLIONS)
Current tax expense (benefit)
    U.S ..........................     $ 517          $ 379          $ 231
    State and local ..............       (12)             2             18
    Foreign ......................         9             15              4
                                       -----          -----          -----

    Total ........................       514            396            253
                                       -----          -----          -----
Deferred tax expense (benefit)
    U.S ..........................       284             48           (221)
    State and local ..............        (3)           (16)           (22)
    Foreign ......................        --             (1)            --
                                       -----          -----          -----
    Total ........................       281             31           (243)
                                       -----          -----          -----
Total income tax expense .........     $ 795          $ 427          $  10
                                       =====          =====          =====

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                                                2004         2003       2002
                                                                                               -------      ------     ------
                                                                                                       (IN MILLIONS)
Expected federal income tax expense........................................................    $   958      $  558     $    1
Non-taxable investment income..............................................................       (131)        (56)       (96)
Change in valuation allowance..............................................................         --         (19)        22
Non-deductible expenses....................................................................         (5)        (18)        67
State and local income taxes...............................................................        (11)         (9)        (5)
Other......................................................................................        (16)        (29)        21
                                                                                               -------      ------     ------
    Total income tax expense...............................................................    $   795      $  427     $   10
                                                                                               =======      ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                                                       2004           2003
                                                                                                    ----------     ----------
                                                                                                          (IN MILLIONS)
Deferred tax assets
    Insurance reserves.....................................................................         $    1,133     $    1,375
    Policyholder dividends.................................................................              1,287          1,136
    Other..................................................................................                641            336
                                                                                                    ----------     ----------

    Deferred tax assets before valuation allowance.........................................              3,061          2,847
    Valuation allowance....................................................................                (24)           (28)
                                                                                                    ----------     ----------

    Deferred tax assets after valuation allowance..........................................              3,037          2,819
                                                                                                    ----------     ----------

Deferred tax liabilities
    Net unrealized investment gains........................................................              2,765          2,937
    Deferred policy acquisition costs......................................................              1,069          1,168
    Employee benefits......................................................................                607            610
    Other..................................................................................                361             33
                                                                                                    ----------     ----------

    Deferred tax liabilities...............................................................              4,802          4,748
                                                                                                    ----------     ----------

Net deferred tax liability.................................................................         $   (1,765)    $   (1,929)
                                                                                                    ==========     ==========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2004 and 2003, respectively, the Company had federal net operating and capital loss carryforwards of $66 million and $65 million, which expire between 2007 and 2018. At December 31, 2004 and 2003, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $32 million and $2,490 million, which expire between 2005 and 2024.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination by the Service. Management believes sufficient provisions have been made for potential adjustments.

16.   STOCKHOLDER'S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $3,327 million at December 31, 2004. There were applicable adjustments for unrealized capital gains of $824 million at December 31, 2004. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance's surplus as of the preceding December 31 ($8.4 billion as of December 31, 2004) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.5 billion for the year ended December 31, 2004). The laws regulating dividends of Prudential Insurance's other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey's.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,878 million, $1,231 million and $(490) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,420 million and $7,472 million at December 31, 2004 and 2003, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.   RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $430 million, $501 million and $527 million for the years ended December 31, 2004, 2003, and 2002, respectively, and are recorded as a reduction to the Company's "General and administrative expenses."

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2004 and 2003, the Company's affiliated liability due to these deposits was $0 million and $187 million, respectively, and is included within "Due to parent and affiliates."

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in "Other income" were $92 million, $214 million and $231 million for the years ended December 31, 2004, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates' products through the Company's distribution network.

The amounts due to the Company under all service agreements were $94 million and $166 million at December 31, 2004 and 2003, respectively, and are included in "Due from parent and affiliates."

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $220 million, $200 million and $195 million in "Net investment income" and $127 million, $92 million and $101 million in "General and administrative expenses" for the years ended December 31, 2004, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $39 million and $35 million at December 31, 2004 and 2003, respectively, and are included in "Due to parent and affiliates."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in "Due from parent and affiliates" at December 31, are as follows:

                                                                          MATURITY
DESCRIPTION                                                                 DATES            RATE            2004         2003
--------------------------------------------------------------------   -------------     ------------      --------     ---------
                                                                                                                (IN MILLIONS)
U.S. Dollar floating rate notes (a)................................     2004-2008         1.31% -3.06%      $   285     $   1,150
U.S. Dollar fixed rate note (b)....................................     2004-2010        4.56% - 5.37%          100           120
Japanese Yen fixed rate note.......................................          2008                2.17%          722           690
Great Britain Pound floating rate note.............................          2004        4.49% - 5.17%           --            95
                                                                                                           --------     ---------
Total long-term notes receivable - affiliated (c)..................                                           1,107         2,055
Short-term notes receivable - affiliated (d).......................                                           1,350         2,365
                                                                                                           --------     ---------
Total notes receivable - affiliated................................                                        $  2,457     $   4,420
                                                                                                           ========     =========

(a) On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $150 million and $1,000 million at December 31, 2004 and 2003, respectively.

(b) Included within fixed rate notes is the current portion of the long-term notes receivable, which was $0 million and $20 million at December 31, 2004 and 2003, respectively.

(c) All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d) Short-term notes receivable have variable rates, which averaged 2.56% at December 31, 2004 and 1.36% at December 31, 2003. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $2 million and $3 million at December 31, 2004 and 2003, respectively, and is included in "Due from parent and affiliates."

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. "Cash and cash equivalents" included $261 million and $228 million, associated with these transactions at December 31, 2004 and 2003, respectively.

Revenues related to lending activities to affiliates were $16 million, $24 million and $28 million in "Net investment income" and $53 million, $55 million and $82 million in "Other income" for the years ended December 31, 2004, 2003 and 2002, respectively.

Sales of Fixed Maturities between Affiliates

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction to additional paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in "Other trading account assets" were $552 million and $370 million at December 31, 2004 and 2003, respectively. Affiliated derivative liabilities included in "Due to parent and affiliates" were $254 million and $263 million at December 31, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements ("agreements") to Prudential Financial. As discussed in Note 8, "Policyholders' account balances" include $483 million related to these agreements at December 31, 2004. The affiliated interest credited on these agreements was $9 million for the year ended December 31, 2004 and is included in "Interest credited to policyholders' account balances."

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company's financial instruments where the carrying amounts and fair values differ at December 31,

                                                                                    2004                         2003
                                                                        --------------------------   ----------------------------
                                                                           CARRYING                   CARRYING
                                                                            AMOUNT      FAIR VALUE     AMOUNT          FAIR VALUE
                                                                        -------------   ----------   ----------        ----------
                                                                                            (IN MILLIONS)
Commercial loans....................................................    $      20,842   $  21,798    $   15,659        $ 17,188
Policy loans........................................................            7,196       8,471         7,207           8,647
Notes receivable - affiliated.......................................            2,457       2,507         4,420           4,476
Investment contracts................................................           50,787      51,327        30,739          31,508
Short-term and long-term debt.......................................            4,921       5,199         5,234           5,490

19.   DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in the Company's investment portfolio. With credit derivatives the Company can sell or buy credit protection on an identified name or names in return for receiving or paying a quarterly premium. This premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security. See Note 20 for a discussion of guarantees related to these credit derivatives.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses "to be announced" ("TBA") forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also may use equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2004, 2003 and 2002 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                                             (IN MILLIONS)
Balance, December 31, 2001.............................................................................        $       8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002.............................               79
Amount reclassified into current period earnings.......................................................              (30)
                                                                                                               ---------

Balance, December 31, 2002.............................................................................               57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003............................             (100)
Amount reclassified into current period earnings.......................................................              (24)
                                                                                                               ---------

Balance, December 31, 2003.............................................................................              (67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004............................             (140)
Amount reclassified into current period earnings.......................................................               42
                                                                                                               ---------
Balance, December 31, 2004.............................................................................        $    (165)
                                                                                                               =========

It is anticipated that a pre-tax gain of approximately $27 million will be reclassified from "Accumulated other comprehensive income (loss)" to earnings during the year ended December 31, 2005, offset by amounts pertaining to the hedged items. As of December 31, 2004, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in "Accumulated other

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholders' Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within "Accumulated other comprehensive income (loss)" were losses of $24 million, $33 million and $32 million in 2004, 2003 and 2002, respectively.

For the years ended December 31, 2004, 2003 and 2002, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

20. COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2004, 2003 and 2002 was $73 million, $59 million and $62 million, respectively.

The following table presents, at December 31, 2004, the Company's future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

                                                                                            LONG-TERM       OPERATING     SUB-LEASE
                                                                                               DEBT          LEASES        INCOME
                                                                                            ---------      ----------     ----------
                                                                                                         (IN MILLIONS)
2005...................................................................................     $      --      $      119     $    (29)
2006...................................................................................            63             104          (27)
2007...................................................................................           252              91          (27)
2008...................................................................................           602              52          (20)
2009...................................................................................             2              38          (19)
Beyond 2009............................................................................         1,727              76          (24)
                                                                                            ---------      ----------     --------
Total..................................................................................     $   2,646      $      480     $   (146)
                                                                                            =========      ==========     ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company's policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $480 million in total non-cancelable operating leases and $146 million in total sub-lease income, $105 million and $103 million, respectively, has already been reserved toward future period rental expenses.

In connection with the Company's commercial mortgage banking business, it originates commercial mortgage loans. At December 31, 2004, the Company had outstanding commercial mortgage loan commitments with borrowers of $669 million. In certain of these transactions, the Company prearranges that it will sell the loan to an investor after the Company funds the loan. As of December 31, 2004, $494 million of the Company's commitments to originate commercial mortgage loans are subject to such arrangements.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company's control, including those at the discretion of the Company's counterparty. These other commitments amounted to $3,728 million at December 31, 2004 principally reflecting commitments to purchase or fund investments, including $2,932 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company's business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company's maximum potential exposure under these guarantees was $1,315 million at December 31, 2004. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2004, no amounts were accrued as a result of the Company's assessment that it is unlikely payments will be required.

Certain contracts underwritten by the retirement services guaranteed products business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2004, such contracts in force carried a total guaranteed value of $1,798 million.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits become worthless, is $628 million at December 31, 2004. The credit default swaps generally have maturities of five years or less.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2004, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements.

Contingencies

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, the Company, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General's Office, the Securities and Exchange Commission, the Connecticut Attorney General's Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance and may be the subject of additional regulatory and private actions.

In August 2000, plaintiffs filed a purported national class action against Prudential Insurance in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to disclose adequately the increased costs associated with payment of life insurance premiums on a "modal" basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that Prudential Insurance should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys' fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the trial court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs' motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other Prudential entities, who invested in Enron's commercial paper. The complaint alleges that Enron's October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that the Company received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential Insurance and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys' fees. In September 2002, the District Court granted plaintiffs' motion for class certification of a nationwide class of provider physicians.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal RICO claims. The trial is scheduled for September 2005.

The Company's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, Financial Accounting Standards Board revised Interpretation No. 46, "Consolidation of Variable Interest Entities" as of December 31, 2003, and the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation as of January 1, 2003.

/s/    PRICEWATERHOUSECOOPERS LLP

New York, New York
March 28, 2005

                   DETERMINATION OF ACCUMULATION UNIT VALUES


A. Accumulation Unit Values

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. The account's financial statements reflect a different breakdown of the expense structure than as described in the prospectus. The mortality and expense risk charges described in Item 5 therein combined with an administrative charge described in Item 4 total the amount which is the same 1.2% per year described in Note 3A of the Notes to the account's financial statements. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.


B. Determination of the Amount of Monthly Variable Annuity Payment

When a contract owner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contract owner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVQ-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVQ-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVQ-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subacccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contract owners, because it produces a better balance between early and later variable annuity payments.

                 QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN
                          VARIABLE ANNUITY CONTRACTS























                  The Prudential Insurance Company of America
                               751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

-------------------------------------------------------------------------------------------------------------------------
(a) FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------------------
          (1)        Financial Statements of The Prudential Qualified Individual
                     Variable Contract Account (Registrant) consisting of the
                     Statements of Net Assets, as of December 31, 2004; the
                     Statements of Operations for the year ended December 31,
                     2004; the Statements of Changes in Net Assets for the years ended December 31, 2004 and 2003; and the Notes relating
                     thereto appear in the Statement of Additional Information
                     (Part B of the Registration Statement) (Note 1).
-------------------------------------------------------------------------------------------------------------------------
          (2)        Consolidated Financial Statements of The Prudential
                     Insurance Company of America (Depositor) and its
                     subsidiaries, consisting of the Consolidated Statements of
                     Financial Position as of December 31, 2004 and 2003; the
                     Consolidated Statements of Operations, Consolidated
                     Statements of Changes in Equity and Consolidated Statements
                     of Cash Flows for the years ended December 31, 2004, 2003
                     and 2002 and the Notes relating thereto appear in the
                     statement of additional information (Part B of the
                     Registration Statement) (Note 1).
-------------------------------------------------------------------------------------------------------------------------
(b) EXHIBITS
-------------------------------------------------------------------------------------------------------------------------
          (1)        Resolution of the Board of Directors of The Prudential
                     Insurance Company of America establishing The Prudential
                     Individual Variable Contract Account. (Note 6)
-------------------------------------------------------------------------------------------------------------------------
          (2)        Agreements for custody of securities and similar investments--
                     Not Applicable.
-------------------------------------------------------------------------------------------------------------------------
          (3.a)      Form of Distribution Agreement between Prudential
                     Investment Services LLC (PIMS) (Underwriter) and The
                     Prudential Insurance Company of America (Depositor).
                     (Note 8)
-------------------------------------------------------------------------------------------------------------------------
          (3.b)      Form of Selected Broker Agreement used by PIMS. (Note 8)
-------------------------------------------------------------------------------------------------------------------------
          (4.a)      Individual Variable Annuity Contract (Form WVA-83). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.b)      Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.c)      Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New
                     Jersey issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.d)      Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.e)      Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.f)      Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in
                     Tennessee issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.g)      Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.h)      Endorsement WVA 5-83 to the Contract (Form WVA-83) for use
                     in Texas and Pennsylvania issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.i)      Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in
                     California issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.j)      Endorsement COMB 84889-83 to the Contract (Form WVA-83) for
                     use in the District of Columbia and in all states except
                     New York. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.k)      Endorsement COMB 84890-83 to the Contract (Form WVA-83) for
                     use in the District of Columbia and in all states except
                     New York. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.l)      Individual Variable Annuity Contract (Form VIP-84). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.m)      Special Page One to the Contract (Form VIP-84). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.n)      Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.o)      Special Page Four to the Contract (Form VIP-84) for use in
                     Oklahoma issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.p)      Special Page Seven to the Contract (Form VIP-84) for use in
                     Oklahoma issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.q)      Special Page Four to the Contract (Form VIP-84) for use in
                     California issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.r)      Special Page Seven to the Contract (Form VIP-84) for use in
                     California issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.s)      Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in
                     California issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.t)      Endorsement WVA 13-85 to the Contract (Form VIP-84) for use
                     in all the states so that the Contract meets Internal
                     Revenue Code Section 72(s) requirements for an annuity.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.u)      Endorsement VIP 6-85 to the Contract (Form VIP-84) for use
                     in all the states so that the Contract meets Internal
                     Revenue Code Section 72(s) requirements for an annuity.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.v)      Individual Variable Annuity Contract (Form VIP-86). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.w)      Individual Variable Annuity Contract (Form VIP-86) revised.
                     (Note 6)
-------------------------------------------------------------------------------------------------------------------------
          (4.x)      Special Jacket VIP-86 MN to the VIP-86 Contract for use in
                     Minnesota issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.y)      Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.z)      Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.aa)     Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.bb)     Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 8)
-------------------------------------------------------------------------------------------------------------------------
          (4.cc)     Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.dd)     Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.ee)     Special Page 11 (VIP-86) (WA) to the VIP-86 Contract fo use in Washington issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.ff)     Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.gg)     Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.hh)     Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.ii)     Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for
                     use in South Carolina and Washington issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.jj)     Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.kk)     Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.ll)     Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.mm)     Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.nn)     Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.oo)     Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
          (4.pp)     Special Jacket VIP-86-P to the VIP-86 Contract for use in
                     Pennsylvania issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.qq)     Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86
                     Contract for use in Massachusetts issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.rr)     Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
(ss)      (4.ss)     Special Blank Page 13 (VIP-86)(MA) to the VIP-86 Contract for use in Massachusetts issues.
                     (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.tt)     Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.uu)     Special Back Jacket Page 18 (VIP-86-P) to the VIP-86
                     Contract for use in Pennsylvania issues. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.vv)     Endorsement VIP 501-86 to the VIP-86 Contract for use in
                     all states except Delaware, Georgia, Massachusetts, North
                     Dakota, New York, Oregon, Pennsylvania and Texas. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.ww)     Endorsement COMB 84890-83 to the VIP-86 Contract for use in
                     Montana. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.xx)     Endorsement Certification PLI 254-86 to the VIP-86 Contract for
                     use in Pennsylvania. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.yy)     Endorsement PLI 288-88 to the VIP-86 Contract. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.zz)     Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86
                     Contract (at issue). (Note 8)
-------------------------------------------------------------------------------------------------------------------------
          (4.aaa)    Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86
                     Contract (after issue). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (4.bbb)    Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue). (Note 2)
-------------------------------------------------------------------------------------------------------------------------
          (4.ccc)    Endorsement altering the Assignment provision ORD 83922-95.
                     (Note 3)
-------------------------------------------------------------------------------------------------------------------------
          (5)        Application for Individual Variable Annuity Contract:
-------------------------------------------------------------------------------------------------------------------------
          (5.a)      Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.b)      Application Form VA 200 ED 5/84 for Individual Variable
                     Annuity Contract (Form VIP-84) for use by Prudential
                     representatives. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.c)      Application Form VA 200B ED 5/84 for Individual Variable
                     Annuity Contract (Form VIP-84) for use by Prudential
                     Securities account executives. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.d)      Revised Application Form VA 200 ED 5/84-Non-Qualified for
                     Individual Annuity Contract (Form VIP-84) for use by
                     Prudential representatives. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.e)      Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.f)      Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.g)      Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.h)      Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (5.i)      Application for VIP annuity contract ORD 87348-92. (Note 2)
-------------------------------------------------------------------------------------------------------------------------
          (5.j)      Supplement to the Application for a VIP contract ORD 87454-92.
                     (Note 2)
-------------------------------------------------------------------------------------------------------------------------
          (6.a)      Charter of The Prudential Insurance Company of America, as
                     amended July 19, 2004. (Note 5)
-------------------------------------------------------------------------------------------------------------------------
          (6.b)      By-Laws of The Prudential Insurance Company of America, as
                     amended September 10, 2002. (Note 5)
-------------------------------------------------------------------------------------------------------------------------
          (7)        Contract of reinsurance in connection with variable annuity contract--Not Applicable.
-------------------------------------------------------------------------------------------------------------------------
          (8)        Other material contracts performed in whole or part after
                     the date the registration statement is filed:
-------------------------------------------------------------------------------------------------------------------------
          (8.a)      Purchase Agreement between The Prudential Series Fund, Inc.
                     and The Prudential Insurance Company of America. (Note 7)
-------------------------------------------------------------------------------------------------------------------------
          (9)        Opinion of Counsel and consent to its use as to legality of the securities being registered.
                     (Note 1)
-------------------------------------------------------------------------------------------------------------------------
          (10)       Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
-------------------------------------------------------------------------------------------------------------------------
          (11)       All financial statements omitted from Item 23, Financial
                     Statements--Not Applicable.
-------------------------------------------------------------------------------------------------------------------------
          (12)       Agreements in consideration for providing initial capital
                     between or among Registrant, Depositor, Underwriter, or
                     initial contract-owners--Not Applicable
-------------------------------------------------------------------------------------------------------------------------
          (14)       Powers of Attorney.
-------------------------------------------------------------------------------------------------------------------------
          (14.a)     Becker, Carbone, Casellas, Cullen, Gray, Hanson, Hiner, Horner,
                     Ryan, Schmertz, Unruh (Note 4)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
(Note 1)             Filed herewith.
-------------------------------------------------------------------------------------------------------------------------
(Note 2)             Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No.
                     2-80897, filed April 28, 1994.
-------------------------------------------------------------------------------------------------------------------------
(Note 3)             Incorporated by reference to Post-Effective Amendment No. 20 to FormS-6, Registration No. 2-80897,
                     filed February 27, 1995.
-------------------------------------------------------------------------------------------------------------------------
(Note 4)             Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement
                     No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property
                     Account (PRURPA) to Post-Effective Amendment No. 15.
-------------------------------------------------------------------------------------------------------------------------
(Note 5)             Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No.
                     333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.
-------------------------------------------------------------------------------------------------------------------------
(Note 6)             Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No.
                     2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.
-------------------------------------------------------------------------------------------------------------------------
(Note 7)             Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No.
                     2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.
-------------------------------------------------------------------------------------------------------------------------
(Note 8)             Incorporated by reference to Post-Effective Amendment No. 27 to FormN-4, Registration No. 2-81318
                     filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.
-------------------------------------------------------------------------------------------------------------------------

(Note 9)             Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No.
                     33-20083-01, filed April 14, 2005 on behalf of the
                     Prudential Variable Contract Real Property Account.

-------------------------------------------------------------------------------------------------------------------------

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Directors of Prudential are listed below:

Name and
Principal Business Address(*)               Position and Offices with Depositor
-----------------------------               -----------------------------------
Frederic K. Becker                                   Director
Gordon M. Bethune                                    Director
W. Gaston Caperton III                               Director
Gilbert F. Casellas                                  Director
James G. Cullen                                      Director
William H. Gray III                                  Director
Jon F. Hanson                                        Director
Glen H. Hiner                                        Director
Constance J. Horner                                  Director
Karl J. Krapek                                       Director
Arthur F. Ryan                                       Chairman of the Board
Ida F. S. Schmertz                                   Director
James A. Unruh                                       Director

Principal Officers of Prudential are listed below:

Name and
Principal Business Address(*)               Position and Offices with Depositor
-----------------------------               -----------------------------------
Vivian L. Banta                             Chief Executive Officer, Insurance Division
Richard J. Carbone                          Senior Vice President and Chief Financial Officer
C. Edward Chaplin                           Senior Vice President and Treasurer
Kathleen M. Gibson                          Vice President and Secretary
Robert C. Golden                            Executive Vice President
Mark B. Grier                               Vice Chairman, Financial Management
John M. Liftin                              Senior Vice President and General   Counsel
Arthur F. Ryan                              Chief Executive Officer and President
Peter B. Sayre                              Senior Vice President and  Corporate Controller

*The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Prudential Insurance Company of America ("Prudential"), is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Prudential Financial, Inc. exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial, Inc. nor any related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company, as well as certain other subsidiaries. Prudential may be deemed to control the following separate accounts, which are registered as open-end, management investment companies under the Investment Company Act of 1940: Prudential Variable Contract Account - 2, Prudential Variable Contract Account -10, and Prudential Variable Contract Account -11. Prudential also may be deemed to control the following separate accounts, which are registered as unit investment trusts under the Investment Company Act of 1940: Prudential's Annuity Plan Account-2, Prudential's Annuity Plan Account, Prudential's Investment Plan Account, Prudential Variable Contract Account -24, Prudential Discovery Select Group Variable Contract Account, Prudential Discovery Premier Group Variable Contract Account, Prudential Qualified Individual Variable Contract Account, Prudential Individual Variable Contract Account, Prudential Variable Contract Account GI-2 and Prudential Variable Appreciable Account. Finally, Prudential may be deemed to control the following separate accounts, which are not registered under the Investment Company Act of 1940 pursuant to an exemption therefrom: MIDCAP - MidCap Quantitative Core Equity (domestic equity), PRIDEX - Wilshire 500 Indexing (domestic equity), PRIDEX-500 - S&P 500 Indexing (domestic equity), TIA - Short Term Account (money market), VCA-6 - Small Company Stock Account (domestic equity), VCA-17 - Long-Term Bond Account (domestic fixed income), VCA-20 - Fixed Income Enhanced Index Fund (domestic fixed income), VCA-31 - Jennison Growth Equity Account (domestic equity), VCA-32
- Prudential Institutional Active Balanced Portfolio (balanced), VCA-IF - Core Equity Account (domestic equity), VCA- Core US Fixed Income, VCA-8 - Structured Maturity Fixed Income, VCA-9 - Quantitative Core Equity, VCA-16 International Stock Index (formerly Foreign Stock Index), VCA-25 - Jennison Growth Equity Account, PAM Balanced Account, PAM II - Balanced Account, PRIFORM - Quantitative Value Equity, PRECO-1- PRIVEST, HOMEBUILDERS (RF-1), HOMEBUILDERS (RF-2), SENIOR HOUSING (SHF-I), SENIOR HOUSING II (SHF-II), STRATEGIC PERFORMANCE FUND-1, TIMBERFUND-1, TIMBERFUND-2, TIMBERFUND-3, TIMBERFUND-4, TIMBERFUND-5, UNION MORTGAGE ACCOUNT (UMA), VARIABLE INCOME ANNUITY (VIA), PRUPAR GIC IX, PRUPAR GIC XVI, GISA - NJ2, PRISA I - The Prudential Property Investment Separate Account, PRISA II - The Prudential Property Investment Separate Account II, PRECO II - The Prudential Real Estate Companies Account II, PREF II, PRISA III - The Prudential Property Investment Separate Account III, VCA-GI-1, VCA-GI-2, VCA-GI-13875, Variable Contract Account - FP (VCA-FP), VCA-GA-797006, VCA-GPA-8024, VCA-GA-7354, PRECO - COINVEST-1, VCA-GA-7899, VCA-GA-8192, VCA-GA-8708, VCA-GPA-8769, VCA-GA-4798, VCA-GA-8191, VCA-GA-30113 - The
Prudential Real Estate Fixed Income Investors JV Account, VCA-GA-30108, VCA-GA-30038, VCA-GA-8217-EBIA, VCA-GA-8217-SBA, VCA-GA-9032 - MP, WCOT, VCA-GA-5503, VCA-GA-7041, VCA-GA-40016, VCA-GA-6283, VCA-GA-7072, Prudential
Pooled Bond Index Separate Account, VCA-GA-7436, VCA-GA-6688, VCA-GA-6689, VCA-GA-6690, VCA-GA-5298, VCA-GA-7121, VCA-GA-7357, VCA-GA-5753, VCA-GA-5862,
VCA-GA-6645, VCA-GA-210, VCA-GA-6347, VCA-GA-210GC, VCA-GA-210B, VCA-GA-7216,
VCA-GA-9032-82/84AA, VCA-WCT, VCA-GA-9032-EBIA, VCA-GA-9032-MORISA, VCA-GA-9032-SBA, VCA-GA-40009, VCA-GA-9168, GISA - NJ1, VCA-GA-6692,
VCA-GA-6931, VCA-GA-7146, VCA-GA-7616, VCA-GI-3-7, VCA-GI-3-8, VCA-GI-3-16,
VCA-GI-3-20, VCA-GI-3-25, VCA-GI-3-32, VCA-GI-3-D, VCA-GI-3-SP, VCA-GI-3-TIA, VCA-GI-6, VCA-GI-7-AIM, VCA-GI-7-DMI-JP, VCA-GI-7-DMI-P, VCA-GI-7-DMI-ROC, VCA-GI-7-GIH, VCA-GI-7-MIH, VCA-GI-7-MIM, VCA-GI-7-PIMCO-LMI-H, VCA-GI-7-SD, VCA-GI-ATT-2, VCA-GI-AZ-CONV, VCA-GI-AZ-MEL 50/50, VCA-GI-AZ-MEL 60/40, VCA-GI-AZ-MEL 70/30, VCA-GI-BNY-1F, VCA-GI-BNY-1P, VCA-GI-CHS-2, VCA-GI-FSB-1, VCA-GI-GM-1, VCA-GI-HLR-1, VCA-GI-HLR-2, VCA-GI-HLR-3, VCA-GI-MAT-1, VCA-GI-MCN-1, VCA-GI-MFS-Value, VCA-GI-Mid Cap Value, VCA-GI-ML-1, VCA-GI-MNL, VCA-GI-NFB-1F, VCA-GI-NFB-1P, VCA-GI-One Group-MCG, VCA-GI-PIMCO-RRB, VCA-GI-PRO-1, VCA-GI-Regions-LAB, VCA-GI-Royce Small Cap, VCA-GI-RRD-2, VCA-GI-RRD-4, VCA-GI-RRD-5, VCA-GI-RRD-6, VCA-GI-RRD-7, VCA-GI-RRD-8, VCA-GI-ST-1, VCA-GI-TRG-1, VCA-GI-UP, VCA-GI-UPJ-2, VCA-GI-Vanguard Small Co, VCA-GI-ZEN-1, VCA-GI-WF-1-Cap Guard (BCY), VCA-GI-BOW-MSTD (BDR), VCA-GI-7-SB-AR
(BDV) and The Prudential Variable Contract Real Property Account.

The above-referenced separate accounts (together with separate accounts of other Prudential-affiliated insurers) hold the majority of the shares of the Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered under the Investment Company Act of 1940 as open-end, management investment companies.

Prudential may also be deemed to be under common control with other insurers (and non-insurers) that are direct or indirect subsidiaries of Prudential Financial, Inc. and such insurers' separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 9, 2005, the text of which is hereby incorporated by reference.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of February 28, 2005 there were 137,737 contract owners of qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law
Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No.8 on form N-6. Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

      PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the officers and directors of PIMS is set forth below.

                                           POSITIONS AND OFFICES          POSITIONS AND OFFICES
                  NAME (1)                   WITH UNDERWRITER                WITH REGISTRANT
              ------------------------  -----------------------------     ---------------------
              Robert F. Gunia ........  President                                 None

              Kenneth I. Schindler....  Senior Vice President & Chief             None
                                        Compliance Officer

              David Odenath...........  Executive Vice President                  None
              751 Broad Street
              Newark, NJ 07102

              Scott Sleyster..........  Executive Vice President                  None
              280 Trumball Street
              Hartford, CT 06103

              Stephen Pelletier ......  Executive Vice President                  None

              Bernard B. Winograd       Executive Vice President                  None

              Edward P. Baird ........  Executive Vice President                  None

              William V. Healey ......  Senior Vice President, Secretary          None
                                        and Chief Legal Officer

              Michael J. McQuade .....  Senior Vice President,                    None
                                        Comptroller and
                                        Chief Financial Officer

              C. Edward Chaplin ......  Executive Vice
                                        President and None Treasurer

              Peter J. Boland ........  Senior Vice President and                 None
                                        Director of Operations

                  The address of each person named is 100 Mulberry Street, Newark, NJ 07102 unless otherwise noted.

-------------------------------------------------------------------------------------------------------------------------
Name of Principal          Net Underwriting         Compensation on          Brokerage                Compensation
Underwriter                Discounts and            Redemption               Commission
                           Commissions
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Prudential Investment      $6,302,867               $ -0-                    $-0-                     $-0-
Management Services, LLC
-------------------------------------------------------------------------------------------------------------------------

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) The Prudential Insurance Company of America (Prudential) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES

    As required by Securities Act of 1933, the Registrant certified that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the attested, all in the City of Newark and the State of New Jersey, on this 18th day of April, 2005.

                          THE PRUDENTIAL QUALIFIED INDIVIDUAL
                               VARIABLE CONTRACT ACCOUNT
                          (Registrant)

                       By:  THE PRUDENTIAL INSURANCE
                               COMPANY OF AMERICA
                          (Depositor)

    As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                               SIGNATURE AND TITLE

  /s/*                                                              /s/*
-----------------------------------------                       ------------------------------------------------
  ARTHUR F. RYAN                                                    GLEN H. HINER
  CHAIRMAN OF THE BOARD, PRESIDENT AND                              DIRECTOR
  CHIEF EXECUTIVE OFFICER
                                                                     /s/*
-----------------------------------------                       ------------------------------------------------
  PETER B. SAYRE                                                    CONSTANCE J. HORNER
  SENIOR VICE PRESIDENT AND CONTROLLER                              DIRECTOR

  /s/*                                                              /s/*
-----------------------------------------                       ------------------------------------------------
  RICHARD J. CARBONE                                                IDA F.S. SCHMERTZ
  SENIOR VICE PRESIDENT AND CHIEF                                   DIRECTOR
  FINANCIAL OFFICER

  /s/*                                                               /s/*
-----------------------------------------                       ------------------------------------------------
  FREDERIC K. BECKER                                                 JAMES A. UNRUH
  DIRECTOR                                                           DIRECTOR

  /s/*
-----------------------------------------
  GILBERT F. CASELLAS
  DIRECTOR

  /s/*                                                           *By: /s/ Thomas C. Castano
-----------------------------------------                       ------------------------------------------------
  JAMES G. CULLEN                                                   Attorney-in-Fact
  PRESIDENT AND DIRECTOR                                            Dated:  April 18, 2005

  /s/*
-----------------------------------------
  WILLIAM H. GRAY, III
  DIRECTOR

  /s/*
-----------------------------------------
  JON F. HANSON
  DIRECTOR

                                  EXHIBIT INDEX



(9) Opinion of Counsel and consent to its use as to legality of the securities being registered
(10) Written Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.